File No. 33-30156


          As filed with the Securities and Exchange Commission on April 27, 2001
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                    [X]      SECURITIES ACT OF 1933

                    [ ] Pre-Effective Amendment No.


                    [X] Post-Effective Amendment No. 15


                                   and/or

                        REGISTRATION STATEMENT UNDER THE
                    [X]  INVESTMENT COMPANY ACT OF 1940


                    [X] Amendment No. 16


                        (Check appropriate box or boxes)

                         AUL AMERICAN SERIES FUND, INC.
                           (Exact Name of Registrant)


                One American Square, Indianapolis, Indiana 46282
                    (Address of Principal Executive Offices)


              Insurance Company's Telephone Number: (317) 285-1877

       Richard A. Wacker, One American Square, Indianapolis, Indiana 46282
                     (Name and Address of Agent for Service)

Title of Securities Being Registered:  Shares of common stock


It is proposed that this filing will become effective (Check appropriate Space)

                  immediately upon filing pursuant to paragraph (b) of Rule 485
_____

  X
_____             on May 1, 2001 pursuant to paragraph (b) of Rule 485


                  60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____

_____             on       (date)       pursuant to paragraph (a)(1) of Rule 485

_____             75 days after filing pursuant to paragraph (a)(2)

_____             on      (date)   pursuant to paragraph (a)(2) of Rule 485

_____ this post-effective amendment designates a new effective date for a previously filed amendment.

                         AUL American Series Fund, Inc.
                               One American Square
                          Indianapolis, Indiana 46282
                                 (800) 249-6269

     AUL American Series Fund, Inc. (the "fund") is an open-end investment company consisting of eight separate portfolios:


   AUL American Equity portfolio           AUL American Tactical Asset Allocation portfolio
   AUL American Bond portfolio             AUL American Conservative Investor portfolio
   AUL American Money Market portfolio     AUL American Moderate Investor portfolio
   AUL American Managed portfolio          AUL American Aggressive Investor portfolio

     Each portfolio has its own investment objectives and policies, which are described later in this prospectus.

     Shares of common stock of the portfolios are sold only to separate accounts of American United Life Insurance Company(R) (AUL) to fund investments in variable life and annuity contracts issued by AUL. The separate accounts of AUL buy and sell shares of the portfolios according to instructions given by owners or participants in the contracts. The rights of owners and participants are described in the contracts or the certificates for those contracts and in the prospectus for the contracts.

     This prospectus should be read in conjunction with the separate account's prospectus describing the contracts. Please read both prospectuses and retain them for future reference.

     Neither the SEC nor any state securities commission has approved or disapproved these securities or found that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                   May 1, 2001

                                TABLE OF CONTENTS

Description
                                                              Page

The Portfolios............................................................  3-10
  The Equity Portfolio....................................................     3
  The Bond Portfolio......................................................     4
  The Money Market Portfolio..............................................     5
  The Managed Portfolio...................................................     6
  The Tactical Asset Allocation Portfolio.................................     7
  The LifeStyle Portfolios................................................     8
    The Conservative Investor Portfolio...................................     8
    The Moderate Investor Portfolio.......................................     8
    The Aggressive Investor Portfolio.....................................     8
      Investment Strategy of the LifeStyle Portfolios.....................     8
        Neutral Mixes.....................................................     8
        Operating Ranges..................................................     8

Financial Highlights...................................................... 10-16

General Information about the Fund........................................ 17-18
  Management of the Fund..................................................    17
  The Investment Adviser--American United Life Insurance Company(R).......    17
  The Portfolio Managers and the Sub-Advisers.............................    17
    The Equity Portfolio..................................................    17
    The Bond Portfolio....................................................    18
    The Managed Portfolio.................................................    18
    The Sub-Advisers......................................................    18
      The Tactical Asset Allocation Portfolio.............................    18
      The LifeStyle Portfolios............................................    18

Further Portfolio Information; Investments;
 Investment Strategies and Risks.......................................... 19-21
  Investments and Investment Strategies...................................    19
   The Equity Portfolio...................................................    19
   The Bond Portfolio.....................................................    19
   The Money Market Portfolio.............................................    19
   The Managed Portfolio..................................................    19
   The Tactical Asset Allocation Portfolio................................    19
   The LifeStyle Portfolios...............................................    20
  General Risks...........................................................    20
   Market Risk............................................................    20
   Interest Rate Risk.....................................................    20
   Credit Risk............................................................    20
  Defensive Strategy......................................................    21

Legal Proceedings.........................................................    21

Diversification...........................................................    21

Purchase and Redemption of Shares......................................... 21-22
  Net Asset Value.........................................................    22

Taxation..................................................................    22

Statement of Additional Information.......................................    22

                                 The Portfolios

The Equity Portfolio

     The primary investment objective of the Equity portfolio is long-term capital appreciation. The portfolio seeks current investment income as a secondary objective. To do this, the portfolio primarily invests in equity securities that the adviser selects based on fundamental investment research for their long-term growth prospects. The portfolio uses a value-driven approach in selecting portfolio securities.

     Normally,  at least 65% of the  portfolio's  assets  will be common  stocks listed on a national securities exchange or traded over-the-counter. The portfolio may invest up to 35% of its assets in other instruments and investment techniques such as American Depository Receipts, preferred stock, debentures that can be converted to common stock or that have rights to buy common stock in the future, nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements and reverse repurchase agreements.

     An investment in the portfolio entails investment risk, including possible loss of the principal amount invested. The portfolio is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be particularly acute for the portfolio's investments in common stocks and other types of equity securities. The portfolio is also subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. In particular, the portfolio's investments (if any) in debt securities and other fixed income securities generally will change in value inversely with changes in interest rates. Also, an investment by the portfolio in fixed income securities generally will expose the portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

     An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     The chart and table below provide some indication of the risks of investing in the Equity portfolio by showing annual returns for the past ten years and average returns for one, five, and ten years compared to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option. These charges and fees will reduce returns. How the portfolio has performed in the past is not an indication of its future performance.


[Bar chart inserted with returns printed above each year's column.]


Numbers to be inserted are:  for 1991:  25.6%    for 1996:  19.2%

                             for 1992:  10.0%    for 1997:  29.6%

                             for 1993:  14.8%    for 1998:   7.1%

                             for 1994:   2.6%    for 1999:  (0.9%)

                             for 1995:  19.4%    for 2000:  17.7%

     During this period, the portfolio's highest return for any quarter was 15.87%, which occurred in the first quarter of 1991 and the lowest return for a quarter was -13.23% in the third quarter of 1998.


     The following table demonstrates the average annual return of the portfolio as of December 31, 2000, compared to the Standard & Poor's 500 Index (the "S&P 500") for one, five, and ten years. The S&P 500 Index is a market-value-weighted benchmark of common stock performance. The S&P 500 Index includes 500 of the largest stocks (in terms of market value) in the United States. Investors cannot directly invest in an index and unlike the portfolio, an index is unmanaged and does not incur transaction or other expenses.

                Average Annual       Average Annual         Average Annual
             Return for One Year  Return for Five Years  Return for Ten Years
             -------------------  ---------------------  --------------------

Equity portfolio    17.7%                14.0%                 14.1%

S&P 500             (9.1%)               18.3%                 17.7%

The Bond Portfolio

     The primary investment objective of the Bond portfolio is to provide a high level of current income consistent with prudent investment risk. A secondary investment objective is to provide capital appreciation to the extent consistent with the primary objective. To do this, the portfolio buys mostly corporate bonds and other debt securities. A predominant number of the corporate bonds in the portfolio will be considered to be "investment grade". The portfolio may also buy U.S. Government securities, convertible bonds, and mortgage-backed securities.

     The portfolio may invest in bonds of any maturity. The average maturity and type of bonds in the portfolio changes based on the adviser's view of market conditions and the chance for a change in the interest rates for the different types of bonds the portfolio buys.

     The adviser believes that having mostly investment grade bonds in the portfolio protects investors from the risk of losing principal and interest. However, if the adviser feels that it can take advantage of higher yields offered by bonds that are not investment grade ("junk bonds"), the portfolio may invest up to 10% of its assets in such bonds. Bonds that are not investment grade have a higher risk of losing principal and interest than investment grade bonds.

     An investment in the portfolio entails investment risk, including possible loss of the principal amount invested. The portfolio is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. The portfolio also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. In particular, the portfolio's investments in debt securities and other fixed income securities generally will change in value inversely with changes in interest rates. Longer term bonds typically demonstrate the greatest changes in value in response to changes in interest rates. Also, an investment by the portfolio in fixed income securities generally will expose the portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. Investments in junk bonds are subject to credit risk to a greater degree than more highly-rated, investment grade securities.

     An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     The chart and table below provide some indication of the risks of investing in the Bond portfolio by showing annual returns for the past ten years and average returns for one, five, and ten years compared to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option. These charges and fees will reduce returns. How the portfolio has performed in the past is not an indication of its future performance.


[Bar chart inserted with returns printed above each year's column.]


Numbers to be inserted are:   for 1991: 16.4%     for 1996:  2.2%

                              for 1992:  7.2%     for 1997:  7.8%

                              for 1993: 10.7%     for 1998:  8.8%

                              for 1994: -3.6%     for 1999: (1.1%)

                              for 1995: 17.8%     for 2000: 10.8%


     During this period, the portfolio's highest return for any quarter was 7.06%, which occurred in the third quarter of 1991 and the lowest return for a quarter was -3.19% in the first quarter of 1994.


     The following table demonstrates the average annual return of the portfolio as of December 31, 2000, compared to the Lehman Brothers Aggregate Index (the "Lehman Index") for one, five, and ten years. The Lehman Brothers Aggregate Bond Index is a broad market-value-weighted benchmark of U.S. investment-grade bond performance. The Lehman Aggregate Index includes all investment-grade U.S. bond issues (government, corporate, mortgage-backed and asset-backed) with a minimum of $100 million par value and that have at least one year remaining to maturity. Investors cannot directly invest in an index and unlike the portfolio, an index is unmanaged and does not incur transaction or other expenses.

                Average Annual       Average Annual         Average Annual
             Return for One Year  Return for Five Years  Return for Ten Years
             -------------------  ---------------------  --------------------

Bond portfolio      10.8%                 5.6%                 7.5%

Lehman Brothers
  Aggregate Index   11.6%                 6.5%                 8.0%

The Money Market Portfolio

     The investment objective of the Money Market portfolio is to provide a high level of current income while preserving assets and maintaining liquidity and investment quality. To do this, the portfolio invests in short-term money market instruments of the highest quality that the adviser has determined present minimal credit risk. The portfolio invests only in money market instruments denominated in U.S. dollars that mature in 13 months or less from the date of purchase.

     The portfolio is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. Investments in debt securities and other fixed income securities generally will change in value inversely with changes in interest rates. However, fixed income securities with shorter terms to maturity, like those in which the portfolio invests, typically demonstrate smaller changes in value in response to changes in interest rates than do longer term securities. Also, an investment by the portfolio in money market instruments will expose the portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. However, the portfolio invests only in instruments that the adviser has determined present minimal credit risk.

     An investment in this portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the portfolio seeks to preserve the value of its investment at $1 per share, it is possible to lose money by investing in the portfolio.


     The chart and table below provide some indication of the risks of investing in the Money Market portfolio by showing annual returns for the past ten years and average returns for one, five, and ten years compared to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option. These charges and fees will reduce returns. How the portfolio has performed in the past is not an indication of its future performance.


[Bar chart inserted with returns printed above each year's column.]


Numbers to be inserted are:   for 1991:   5.5%    for 1996:   4.6%

                              for 1992:   3.0%    for 1997:   4.9%

                              for 1993:   2.3%    for 1998:   4.9%

                              for 1994:   3.4%    for 1999:   4.6%

                              for 1995:   5.1%    for 2000:   5.9%


     During this period, the portfolio's highest return for any quarter was 1.56%, which occurred in the first quarter of 1991 and the lowest return for a quarter was 0.55% in the fourth quarter of 1993.

     The following table demonstrates the average annual return of the portfolio as of December 31, 2000, compared to the return on 90 Day Treasury Bills for one, five, and ten years.

                Average Annual       Average Annual         Average Annual
             Return for One Year  Return for Five Years  Return for Ten Years
             -------------------  ---------------------  --------------------

Money Market         5.9%                 5.0%                4.4%
  Portfolio
90-Day Treasury      6.2%                 5.4%                5.1%
  Bill

     For the seven day period ended December 31, 2000, the current yield for the portfolio was 5.3349% and the effective yield was 5.4769%.

The Managed Portfolio

     The investment objective of the Managed portfolio is to provide a high total return consistent with prudent investment risk. The investments of the portfolio are not limited to one type of investment and it purchases publicly traded common stocks, debt securities, and money market instruments. The makeup of the portfolio changes, based on the adviser's evaluation of economic and market trends and the expected total return from a particular type of security. Therefore, up to 100% of the portfolio may be invested in any one type of investment such as common stocks, debt securities, or money market instruments.

     The portfolio may buy common stocks and debt securities which are eligible for purchase by the Equity and Bond portfolios as described above. Therefore, the portfolio can invest up to 10% of its assets in debt securities that are rated below-investment grade ("junk bonds"). The portfolio also may buy high quality money market instruments.

     An investment in the portfolio entails investment risk, including possible loss of the principal amount invested. The portfolio is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be particularly acute for the portfolio's investments in common stocks and other types of equity securities. The portfolio also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. In particular, the portfolio's investments in debt securities and other fixed income securities generally will change in value inversely with changes in interest rates. Longer term bonds typically demonstrate the greatest changes in value in response to changes in interest rates. Also, an investment by the portfolio in fixed income securities generally will expose the portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. Investments in bonds that are not investment grade are subject to credit risk to a greater degree than more highly-rated, investment grade securities.

     An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     The chart and table below provide some indication of the risks of investing in the Managed portfolio by showing annual returns for the past ten years and average returns for one, five, and ten years compared to two broad measures of market performance. The information does not reflect charges and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option. These charges and fees will reduce returns. How the portfolio has performed in the past is not an indication of its future performance.


[Bar chart inserted with returns printed above each year's column.]


Numbers to be inserted are:   for 1991: 16.7%     for 1996: 11.8%

                              for 1992:  7.9%     for 1997: 20.9%

                              for 1993: 13.0%     for 1998:  8.3%

                              for 1994:(0.9%)     for 1999: (0.7%)

                              for 1995: 19.1%     for 2000: 15.7%


     During this period, the portfolio's highest return for any quarter was 10.00%, which occurred in the second quarter of 1997 and the lowest return for a quarter was -6.60% in the third quarter of 1998.


     The following table demonstrates the average annual return of the portfolio as of December 31, 2000, compared to the S&P 500 and the Lehman Index for one, five, and ten years Investors cannot directly invest in an index and unlike the portfolio, an index is unmanaged and does not incur transaction or other expenses.


                Average Annual       Average Annual         Average Annual
             Return for One Year  Return for Five Years  Return for Ten Years
             -------------------  ---------------------  --------------------

Managed portfolio   15.7%                 10.9%                10.9%

S&P 500             (9.1%)                18.3%                17.4%

Lehman Brothers
  Aggregate Index   11.6%                  6.5%                 8.0%

The Tactical Asset Allocation Portfolio

     The investment objective of the Tactical Asset Allocation portfolio is preservation of capital and competitive investment returns. To do this, the portfolio invests primarily in stocks, United States Treasury bonds, notes and bills, and money market instruments as well as by lending its portfolio securities to brokers, dealers, and other financial institutions. When markets are favorable, the portfolio concentrates on performance; in declining markets, the portfolio will have less equities in its portfolio in an effort to protect its assets.

     In allocating the portfolio's investments among asset classes, the portfolio's sub-adviser utilizes forecasting models which evaluate risk versus reward relationships of different asset classes. These models enable the sub-adviser to determine when to "tactically" adjust the asset allocation through a gradual shifting of assets among the various categories of investments. The portfolio will seek to achieve income in excess of the dividend income yield of the S&P 500.

     The portfolio will normally invest 80% of its equity assets in the common or preferred stocks of companies that pay dividends and no more than 20% of its assets in companies that do not pay dividends. Generally, the equity securities that are bought are listed on a national securities exchange or are traded in the U.S. over-the-counter market. The focus is generally on high quality, liquid, undervalued, large capitalization stocks. When market conditions require a more defensive position, the portfolio invests more of its assets in investment grade corporate debt securities, U.S. Government securities and money market instruments.

     Because of the portfolio's flexible investment policy, portfolio turnover may be greater than for a portfolio that does not allocate assets among various types of securities, which may increase the portfolio's expenses.

     An investment in the portfolio entails investment risk, including possible loss of the principal amount invested. The portfolio is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be particularly acute for the portfolio's investments in common stocks and other types of equity securities, particularly those of foreign issuers. The portfolio also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. In particular, the portfolio's investments in debt securities and other fixed income securities generally will change in value inversely with changes in interest rates. Longer term bonds typically demonstrate the greatest changes in value in response to changes in interest rates. Also, an investment by the portfolio in fixed income securities generally will expose the portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. However, the portfolio will invest only in U.S. Government securities, investment grade corporate debt securities, and high quality money market instruments.

     An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     The chart and table below provide some indication of the risks of investing in the Tactical Asset Allocation portfolio by showing annual returns since 1996 and average returns for one year, five years, and since inception compared to two broad measures of market performance. The information does not reflect charges and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option. These charges and fees will reduce returns. How the portfolio has performed in the past is not an indication of its future performance.


[Bar chart inserted with returns printed above each year's column.]


Numbers to be inserted are:   for 1996: 15.7%

                              for 1997: 15.5%

                              for 1998:  7.2%

                              for 1999: (3.1%)

                              for 2000: 12.3%


     During this period, the portfolio's highest return for any quarter was 10.53%, which occurred in the third quarter of 1997 and the lowest return for a quarter was -8.60% in the third quarter of 1998.


     The following table demonstrates the average annual return of the portfolio as of December 31, 2000, compared to the S&P 500 and the Lehman Brothers Intermediate Government Index for one year, five years, and since the inception of the portfolio on July 31, 1995. The Lehman Bothers Intermediate Government Bond Index is a market-value-weighted benchmark of the performance of all intermediate-maturity U.S. Government bonds (excluding mortgage-backed securities) and includes all U.S. Treasury and U.S. Agency bond issues (excluding mortgage-backed securities) with a minimum of $100 million par value and that have between 1 and 10 years remaining to maturity. Investors cannot directly invest in an index and unlike the portfolio, an index is unmanaged and does not incur transaction or other expenses.

              Average Annual       Average Annual        Average Annual Return
           Return for One Year  Return for Five Years  Since Inception (7/31/95)
           -------------------  ---------------------  -------------------------



Tactical Asset
  Allocation
  portfolio        12.3%                9.3%                  9.8%

S&P 500            (9.1%)              18.3%                 19.0%

Lehman Brothers
  Intermediate
  Government
  Index            10.5%                6.2%                  6.6%



The LifeStyle Portfolios

The Conservative Investor Portfolio

     The investment objective of the Conservative Investor portfolio is high current income, with opportunities for capital appreciation. To do this, the portfolio invests in a strategically allocated portfolio, primarily of bond and money market instruments, with the balance of the portfolio in equities. The portfolio's investment in bonds and money market securities is intended to help provide gains through income accumulation and a measure of principal protection if the stock market is in decline.

The Moderate Investor Portfolio

     The investment objective of the Moderate Investor portfolio is a blend of capital appreciation and income. To do this, the portfolio invests in a strategically allocated portfolio of equities, bonds and money market instruments with a weighting that is normally slightly heavier in equities. The asset mix for this portfolio is intended to provide long-term growth and some regular income, while helping to limit losses in the event of stock market declines.

The Aggressive Investor Portfolio

     The investment objective of the Aggressive Investor portfolio is long-term capital appreciation. To do this, the portfolio invests in a strategically allocated portfolio consisting primarily of equities. Current income is not a major consideration. The asset mix for this portfolio is intended to provide long-term growth, with a small amount of income to cushion the volatility of the equity securities.

Investment Strategy of the LifeStyle Portfolios

     In diversifying investments among three major asset classes -- equity securities, bonds and money market instruments, each LifeStyle portfolio has its own ideal neutral mix that represents a "benchmark" as to how that portfolio's investments should be allocated among the major asset classes over the long term. Each LifeStyle portfolio's neutral mix is set forth below:

Neutral Mixes

LifeStyle             Equity                           Money Market
Portfolio           Securities          Bonds          Instruments
---------           ----------          -----          ------------

Conservative           35%               50%               15%
Moderate               55%               35%               10%
Aggressive             80%               20%                0%

     Although each LifeStyle portfolio has its own ideal neutral asset allocation, this mix may be adjusted based on cash flow, market conditions, and the expected returns and risks for various asset classes. The mix of a portfolio will also change depending on the relative performance and relative value of the various asset classes. However, each portfolio has an operating range that is intended to limit fluctuations in the assets of each class. Therefore, an investment in an asset class will not usually be made if it would cause the investments in that asset class to fall below or rise above its operating range. The allocation to an asset class may be higher or lower than the portfolio's operating range. An example of this is when there is a large amount of cash either coming into or going out of the portfolio. However, this is not normally expected. The operating ranges are:

Operating Ranges

LifeStyle             Equity                           Money Market
Portfolio           Securities          Bonds          Instruments
---------           ----------          -----          -----------

Conservative         25-50%            40-60%             5-25%
Moderate             45-65%            25-45%             0-20%
Aggressive           70-90%            10-30%             0-15%

     An investment in each of the LifeStyle portfolios entails investment risk, including possible loss of the principal amount invested. Each portfolio is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. Investments in equity securities of foreign issuers may pose risks in addition to, or to a greater degree than, the risks generally associated with an equity investment. These risks may be particularly acute for the Aggressive Investor portfolio, as it typically will focus its investments in common stocks and other types of equity securities. Each LifeStyle portfolio also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. In particular, investments in debt securities and other fixed income securities generally will change in value inversely with changes in interest rates. Longer term bonds typically demonstrate the greatest changes in value in response to changes in interest rates. Also, an investment by a portfolio in fixed income securities generally will expose the portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. Investments in bonds that are not investment grade are subject to credit risk to a greater degree than more highly-rated, investment grade securities. Thus, the Conservative Investor portfolio may be particularly subject to interest and credit risk, as it concentrates its investments in fixed income securities. Of course, like the other LifeStyle portfolios, the Moderate Investor portfolio also is subject to these risks.

     Each of the LifeStyle portfolios is designed to fit a different general risk profile. Investors can choose the portfolio or a mix of the portfolios, based on their individual circumstances, including the expected timing of major investment goals, such as sending a child to college, retirement or purchasing a home, as well as their own tolerance for risk. As investment goals change, investors should re-evaluate their portfolio choices to determine if all or a portion of their investment should be moved to a portfolio with a more appropriate objective and asset mix.

     Based on the historical performance of the three major asset classes (equity securities, bonds, and money market instruments), the Aggressive Investor portfolio, which has the most equities in its portfolio, has the highest potential for the greatest long-term total return, but also has the most potential for the highest volatility and losses. The Conservative Investor portfolio, which has the most fixed income securities in its portfolio, has less potential for long-term total return, but also has the lowest potential for extended volatility or significant losses. The Moderate Investor portfolio is designed to be a balance between the potential returns and volatility of the Aggressive Investor and the Conservative Investor portfolios. Of course, there is no assurance that any of the portfolios will meet their investment objectives.

     The charts and tables below provide some indication of the risks of investing in the LifeStyle portfolios by showing annual returns since their inception on March 31, 1998 and average returns since inception compared to two broad measures of market performance. The information does not reflect charges and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option. These charges and fees will reduce returns. How the portfolio has performed in the past is not an indication of its future performance.

[Bar charts inserted with returns printed above each year's column.]

For the Conservative Investor Portfolio:


Numbers to be inserted are:             for 1999:   5.8%
                                        for 2000:   3.5%

For the Moderate Investor Portfolio:

Numbers to be inserted are:             for 1999:   8.2%
                                        for 2000:  (1.6%)

For the Aggressive Investor Portfolio:

Numbers to be inserted are:             for 1999:  11.7%
                                        for 2000:  (5.8%)


     During this period, the Conservative Investor portfolio's highest return for any quarter was 7.98%, which occurred in the fourth quarter of 1998 and the lowest return for a quarter was -3.38% in the third quarter of 1998; for the Moderate Investor portfolio, the highest return for any quarter was 11.03%, which occurred in the fourth quarter of 1998 and the lowest return for a quarter was -6.62% in the third quarter of 1998; and for the Aggressive Investor portfolio, the highest return for any quarter was 14.89%, which occurred in the fourth quarter of 1998 and the lowest return for a quarter was -9.96% in the third quarter of 1998.


     The following tables demonstrate the average annual returns of the portfolios as of December 31, 2000, compared to the Russell 3000 and the Lehman Brothers Aggregate Index for one year and since the inception of the portfolios on March 31, 1998. The Russell 3000 Index is a broad based index composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and Russell 2000 Indices. The index was developed with a base value as of December 31, 1986. The Lehman Brothers Aggregate Bond Index is a broad market-value-weighted benchmark of U.S. investment-grade bond performance. The Lehman Aggregate Index includes all investment-grade U.S. bond issues (government, corporate, mortgage-backed and asset-backed) with a minimum of $100 million par value and that have at least one year remaining to maturity. Investors cannot directly invest in an index and unlike the portfolio, an index is unmanaged and does not incur transaction or other expenses.


                                  Average Annual         Average Annual Return
                               Return for One Year     Since Inception (3/31/98)
                               -------------------     -------------------------


Conservative Investor portfolio        3.5%                      5.5%

Moderate Investor portfolio           (1.6%)                     4.2%

Aggressive Investor portfolio         (5.8%)                     3.7%

Russell 3000                          (7.5%)                     7.8%

Lehman Brothers Aggregate Index       11.6%                      6.4%


                          FINANCIAL HIGHLIGHTS

       Per Share Data and Ratios through the Year Ended December 31, 2000

     The following information is intended to help investors understand the portfolios' financial performance for the past five years (or since inception, if shown). Per share amounts presented are based on a share outstanding for the periods shown. The total returns in the tables represent an investor's gain (or loss) on an investment in a portfolio (assuming reinvestment of all dividends and distributions). The information in the tables has been audited by
PricewaterhouseCoopers LLP, the fund's independent accountants, whose report, along with the fund's financial statements, are included in the fund's Annual Report as of December 31, 2000. The Annual Report is available free of charge upon request.

                                                        Equity Portfolio
                                                        ----------------

                               2000         1999          1998         1997         1996
                            --------      -------       -------      -------      -------
Net Asset Value             $  16.06      $ 20.27       $ 21.03      $ 16.65      $ 14.21
  Beginning of Period       --------      -------       -------      -------      -------



Income from Investment
  Operations
Net Investment Income           0.30         0.32          0.35         0.29         0.28
Net Realized and Unrealized
 gains(losses) on securities    2.51        (0.55)         1.23         4.64         2.44
                            --------      -------       -------      -------      -------
Total from Investment
  Operations                    2.81        (0.23)         1.58         4.93         2.72
                            --------      -------       -------      -------      -------


Less Distributions
Dividends (from net
  investment income)            0.30         0.32          0.35         0.30         0.28
Distributions (from capital
  gains)                        1.00         3.66          1.99         0.25         0.00
                            --------      -------       -------      -------      -------
Total Distributions             1.30         3.98          2.34         0.55         0.28
                            --------      -------       -------      -------      -------

Net Asset Value,
  End of Period             $  17.57      $ 16.06       $ 20.27      $ 21.03      $ 16.65
                            ========      =======       =======      =======      =======


Total Return                   17.69%       (0.90%)        7.10%       29.59%       19.17%

Ratios/Supplemental Data


Net Assets, end of
  period (in thousands)     $ 92,089     $ 88,619       $95,485      $80,276      $50,652
Ratio of expenses to
  average net assets            0.64%        0.63%         0.62%        0.66%        0.70%
Ratio of net investment
  income to average
  net assets                    1.86%        1.54%         1.61%        1.52%        1.81%
Portfolio Turnover Rate           19%          32%           23%           9%          11%



                                                          Bond Portfolio
                                                          --------------

                               2000         1999          1998         1997         1996
                             -------      -------       -------      -------      -------
Net Asset Value              $ 10.09      $ 10.83      $ 10.68       $ 10.65      $ 11.06
  Beginning of Period        -------      -------       -------      -------      -------


Income from Investment
  Operations
Net Investment Income           0.68         0.61          0.60         0.60         0.62
Net Realized and Unrealized
 gains(losses) on securities    0.44        (0.74)         0.36         0.25        (0.39)
                             -------      -------       -------      -------      -------
Total from Investment
  Operations                    1.12        (0.13)         0.96         0.85         0.23
                             -------      -------       -------      -------      -------

Less Distributions
Dividends (from net
  investment income)            0.71         0.61          0.60         0.59         0.63
Distributions (from capital
  gains)                         ---          ---          0.21         0.23         0.01
                             -------      -------       -------      -------      -------
Total Distributions             0.71         0.61          0.81         0.82         0.64
                             -------      -------       -------      -------      -------

Net Asset Value,
  End of Period              $ 10.50      $ 10.09       $ 10.83      $ 10.68      $ 10.65
                             =======      =======       =======      =======      =======


Total Return                   10.77%       (1.10%)        8.80%        7.85%        2.23%

Ratios/Supplemental Data

Net Assets, end of
  period (in thousands)      $54,946      $49,828       $50,089      $34,718      $28,188
Ratio of expenses to
  average net assets            0.65%        0.62%         0.62%        0.67%        0.71%
Ratio of net investment
  income to average
  net assets                    6.52%        5.68%         5.48%        5.53%        5.85%
Portfolio Turnover Rate           93%          93%          132%         107%          62%

                                                     Money Market Portfolio
                                                     ----------------------


                               2000         1999          1998        1997          1996
                             -------      -------       -------      -------      -------
Net Asset Value             $   1.00      $  1.00       $  1.00      $  1.00      $  1.00
  Beginning of Period        -------      -------       -------      -------      -------


Income from Investment
  Operations
Net Investment Income           0.05         0.05          0.05         0.05         0.05
Net Realized and Unrealized
 gains(losses) on securities      --           --            --           --           --
                             -------      -------       -------      -------      -------
Total from Investment
 Operations                     0.05         0.05          0.05         0.05         0.05
                             -------      -------       -------      -------      -------
Less Distributions
Dividends (from net
  investment income)            0.05         0.05          0.05         0.05         0.05
Distributions (from capital
  gains)                          --           --            --           --           --
                             -------      -------       -------      -------      -------
Total Distributions             0.05         0.05          0.05         0.05         0.05
                             -------      -------       -------      -------      -------

Net Asset Value,
  End of Period             $   1.00      $  1.00       $  1.00      $  1.00      $  1.00
                             =======      =======       =======      =======      =======


Total Return                    5.79%        4.60%         4.86%        4.85%        4.63%

Ratios/Supplemental Data

Net Assets, end of
  period (in thousands)     $140,621     $126,532       $82,055      $55,757      $40,227
Ratio of expenses to
  average net assets            0.53%        0.55%         0.61%        0.66%        0.70%
Ratio of net investment
  income to average
  net assets                    5.79%        4.60%         4.82%        4.83%        4.64%
Portfolio Turnover Rate           --           --            --           --           --




                                                    Managed Portfolio
                                                    -----------------

                               2000         1999          1998         1997         1996
                             -------      -------       -------      -------      -------
Net Asset Value              $ 12.81      $ 15.13       $ 15.33      $ 13.40      $ 12.42
  Beginning of Period        -------      -------       -------      -------      -------


Income from Investment
  Operations
Net Investment Income           0.49         0.49          0.51         0.48         0.44
Net Realized and Unrealized
 gains(losses) on securities    1.49        (0.71)         0.79         2.34         1.01
                             -------      -------       -------      -------      -------
Total from Investment
 Operations                     1.98        (0.22)         1.30         2.82         1.45
                             -------      -------       -------      -------      -------
Less Distributions
Dividends (from net
  investment income)            0.49         0.50          0.51         0.48         0.44
Distributions (from capital
  gains)                        0.46         1.60          0.99         0.41         0.03
                             -------      -------       -------      -------      -------
Total Distributions             0.95         2.10          1.60         0.89         0.47
                             -------      -------       -------      -------      -------

Net Asset Value,
  End of Period              $ 13.84      $ 12.81       $ 15.13      $ 15.33      $ 13.40
                             =======      =======       =======      =======      =======


Total Return                   15.65%      (0.80%)         8.30%       20.95%       11.79%

Ratios/Supplemental Data

Net Assets, end of
  period (in thousands)      $68,991      $68,816       $73,112      $60,477      $43,092
Ratio of expenses to
  average net assets            0.64%        0.62%         0.62%        0.67%        0.70%
Ratio of net investment
  income to average
  net assets                    3.72%        3.25%         3.27%        3.27%        3.43%
Portfolio Turnover Rate           43%          49%           63%          27%          34%


                                         Tactical Asset Allocation Portfolio
                                         -----------------------------------


                               2000         1999          1998         1997         1996
                             -------      -------       -------      -------      -------

Net Asset Value              $ 12.12      $ 12.93       $ 12.44      $ 11.65      $ 10.44
  Beginning of Period        -------      -------       -------      -------      -------


Income from Investment
  Operations
Net Investment Income           0.40         0.36          0.34         0.28         0.28
Net Realized and Unrealized
 gains (losses) on securities   0.97        (0.81)         0.58         1.75         1.38
                             -------      -------       -------      -------      -------
Total from Investment
 Operations                     1.37        (0.45)         0.92         2.03         1.66
                             -------      -------       -------      -------      -------
Less Distributions
Dividends (from net
  investment income)            0.74         0.36          0.34         0.28         0.28
Distributions (from capital
  gains)                        0.40          ---          0.09         0.96         0.17
                             -------      -------       -------      -------      -------
Total Distributions             1.14         0.36          0.43         1.24         0.45
                             -------      -------       -------      -------      -------

Net Asset Value,
  End of Period              $ 12.35      $ 12.12       $ 12.93      $ 12.44      $ 11.65
                             =======      =======       =======      =======      =======


Total Return                   12.29%       (3.10%)        7.20%       15.48%       15.67%

Ratios/Supplemental Data

Net Assets, end of
  period (in thousands)      $ 4,203      $ 5,155       $ 6,468      $ 4,452      $ 2,145
Ratio of expenses to
  average net assets            1.00%        0.99%         1.00%        1.00%        1.00%
Ratio of net investment
  income to average
  net assets                    3.25%        2.78%         2.64%        2.24%        2.62%
Portfolio Turnover Rate           23%          77%           41%          52%          25%


                                Conservative Investor
                                     Portfolio
                             ---------------------------


                                                   For the period
                                                     3/31/98 to
                               2000         1999      12/31/98
                             -------      -------  --------------


Net Asset Value,             $ 10.15      $ 10.30       $ 10.00
  Beginning of Period        -------      -------       -------


Income from Investment
  Operations
Net Investment Income           0.41         0.34          0.22
Net Realized and Unrealized
 gains (losses) on securities  (0.03)        0.27          0.37
                             -------      -------       -------
Total from Investment
  Operations                    0.37         0.61          0.59
                             -------      -------       -------

Less Distributions
 Dividends (from net
  investment income)            0.40         0.34          0.22
 Distributions (from capital
  gains)                        0.37         0.42          0.07
                             -------      -------       -------
Total Distributions             0.77         0.76          0.29
                             -------      -------       -------

Net Asset Value,
  End of Period              $  9.76      $ 10.15       $ 10.30
                             =======      =======       =======


Total Return **                 3.47%        5.80%         5.84%

Ratios/Supplemental Data

Net Assets, end of
  period (in thousands)      $ 7,841      $ 6,507       $ 6,281
Ratio of expenses to
  average net assets            1.00%        0.95%         0.95%
Ratio of net investment
  income to average
  net assets                    3.98%        3.23%         2.21%
Portfolio Turnover Rate           79%          72%           82%


** Total returns for periods less than one year are not annualized.

                                 Moderate  Investor
                                     Portfolio
                             ---------------------------


                                                   For the period
                                                     3/31/98 to
                              2000         1999       12/31/98
                             -------      -------  --------------



Net Asset Value,             $ 10.49      $ 10.32       $ 10.00
  Beginning of Period        -------      -------       -------


Income from Investment
  Operations
Net Investment Income           0.29         0.25          0.16
Net Realized and Unrealized
 gains (losses) on securities  (0.43)        0.63          0.36
                             -------      -------       -------
Total from Investment
  Operations                   (0.14)        0.88          0.52
                             -------      -------       -------

Less Distributions
 Dividends (from net
  investment income)            0.29         0.25          0.16
 Distributions (from capital
  gains)                        0.50         0.46          0.04
                             -------      -------       -------
Total Distributions             0.79         0.71          0.20
                             -------      -------       -------

Net Asset Value,
  End of Period              $  9.56      $ 10.49       $ 10.32
                             =======      =======       =======


Total Return **                (1.57%)       8.20%         5.09%

Ratios/Supplemental Data

Net Assets, end of
  period (in thousands)      $ 7,789      $ 7,812       $ 6,803
Ratio of expenses to
  average net assets            1.00%        1.00%         0.94%
Ratio of net investment
  income to average
  net assets                    2.80%        2.33%         1.62%
Portfolio Turnover Rate           77%          74%           60%


** Total returns for periods less than one year are not annualized.

                                    Aggressive Investor
                                        Portfolio
                                --------------------------


                                                   For the period
                                                     3/31/98 to
                               2000         1999      12/31/98
                             -------      -------  --------------


Net Asset Value,             $ 10.87      $ 10.37       $ 10.00
  Beginning of Period        -------      -------       -------


Income from Investment
  Operations
Net Investment Income           0.18         0.16          0.09
Net Realized and Unrealized
 gains (losses) on securities  (0.79)        1.09          0.41
                             -------      -------       -------
Total from Investment
  Operations                   (0.61)        1.25          0.50
                             -------      -------       -------

Less Distributions
 Dividends (from net
  investment income)            0.18         0.16          0.09
 Distributions (from capital
  gains)                        0.67         0.59          0.04
                             -------      -------       -------
Total Distributions             0.85         0.75          0.13
                             -------      -------       -------

Net Asset Value,
  End of Period              $  9.41      $ 10.87       $ 10.37
                             =======      =======       =======


Total Return **                (5.81%)      11.70%         4.96%

Ratios/Supplemental Data

Net Assets, end of
  period (in thousands)      $ 7,524      $ 7,902       $ 6,680
Ratio of expenses to
  average net assets            1.00%        0.96%         0.95%
Ratio of net investment
  income to average
  net assets                    1.74%        1.50%         0.94%
Portfolio Turnover Rate           81%          76%           50%


** Total returns for periods less than one year are not annualized.

                       General Information about the Fund

Management of the Fund

     The business and affairs of the fund are managed under the direction of its Board of Directors according to laws of the State of Maryland and the fund's Articles of Incorporation and Bylaws. Information about the directors and the fund's executive officers may be found in the statement of additional information (SAI) under the heading "Management of the Fund."

 The Investment Adviser--American United Life Insurance Company(R)


     AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the Federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. It is qualified to do business in 49 states and the District of Columbia. AUL has its principal business office located at One American Square, Indianapolis, Indiana 46282.

     On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company ("Mutual Holding Company"). This transaction was intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Upon conversion, the insurance company issued voting stock to a newly-formed stock holding company ("Stock Holding Company"). It is anticipated that the Stock Holding Company could, at some future time, offer shares of its stock publicly or privately; however, the Mutual Holding Company must always hold at least 51% of the voting stock of the Stock Holding Company, which in turn owns 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.

     Since AUL was previously a mutual life insurance company, owners ("policyholders") of AUL's annuity contracts and life insurance policies ("policies") had certain membership interests in AUL consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of AUL. After the conversion, policyholders continue to be policyholders in the same insurance company, but no longer have a membership interest in the insurance company; rather, policyholders have substantially the same membership interests in the Mutual Holding Company. After the conversion, persons who acquire policies from AUL automatically become members in the Mutual Holding Company. The conversion does not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The conversion was approved by AUL policyholders and the Insurance Commissioner of Indiana. Following the conversion, the insurance company name did not change. The name of the Mutual Holding Company is American United Mutual Insurance Holding Company. The name of the Stock Holding Company is OneAmerica Financial Partners, Inc.


     Subject to overall supervision of the Board of Directors, the adviser exercises overall responsibility for the investment and reinvestment of the fund's assets. In so doing, the adviser manages the day-to-day investment operations and the composition of the investment portfolio of each portfolio (except the Tactical Asset Allocation portfolio and a portion of each LifeStyle portfolio). These duties include the purchase, retention, and disposition of the investments, securities, and cash in accordance with the portfolios' investment objectives and policies as stated in the fund's current prospectus.

     AUL has engaged sub-advisers to manage the assets of the Tactical Asset Allocation portfolio and a portion of the assets of the LifeStyle portfolios as described below.

     Under the Investment Advisory agreement, the adviser is compensated for its services, by a monthly fee based on an annual percentage of the average daily net assets of each portfolio. The fees paid by the fund to AUL (by portfolio) are:

Equity portfolio:       .50%      Tactical Asset Allocation portfolio:  .80%
Bond portfolio:         .50%      Conservative Investor portfolio:      .70%
Managed portfolio:      .50%      Moderate Investor portfolio:          .70%
Money Market portfolio: .40%*     Aggressive Investor portfolio:        .70%

*The fee for the Money Market portfolio was reduced on May 1, 1999 from .50% to the present level of .40%.

     From the fees paid to AUL by the fund, AUL pays all of the sub-advisers for their services.

The Portfolio Managers and the Sub-Advisers

The Equity Portfolio

     The day-to-day management of the Equity portfolio is the responsibility of Kathryn Hudspeth, CFA, Vice President, Equities. Ms. Hudspeth has been the portfolio manager of the Equity portfolio since its inception and has been with AUL since 1989. Previously, Ms. Hudspeth has held positions with AUL which include Assistant Vice President, Equities; Equity Portfolio Manager, and Director of Equity

Investments. Before coming to AUL, she was employed by Bank One, Indianapolis, as a Vice President and Trust Officer in the Personal Trust Division.

The Bond Portfolio

     The day-to-day management of the Bond portfolio is the responsibility of Kent Adams, CFA, Vice President, Fixed Income Securities. Mr. Adams has been the portfolio manager of the Bond portfolio since its inception and has been with AUL since 1977. Previously, Mr. Adams has held positions with AUL which include Assistant Vice President, Investment Officer, Securities, and Senior Securities Analyst.

The Managed Portfolio

     The   day-to-day   management  of  the  Managed   portfolio  is  the  joint
responsibility of Kathryn Hudspeth, Vice President, Equities, and Kent Adams, Vice President, Fixed Income Securities, AUL.


The Sub-Advisers

     Dean Investment Associates is the sub-adviser to the Tactical Asset Allocation portfolio. Credit Suisse Asset Management is the sub-adviser to a portion of the assets of each LifeStyle portfolio. Subject to the supervision of AUL and the fund's Board of Directors, the sub-advisers are responsible for the actual management of their respective portfolio or portion of a portfolio, for making decisions to buy, sell or hold any particular security, and for placing orders to buy or sell securities on behalf of their respective portfolio or portions of a portfolio managed by them.

The Tactical Asset Allocation Portfolio

     Dean Investment Associates, a Division of C.H. Dean and Associates, Inc. is located at 2480 Kettering Tower, Dayton, Ohio 45423-2480 and is a registered investment adviser with the SEC. Dean Investment Associates is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972,


Dean Investment Associates manages portfolios for individuals and institutional clients worldwide. Dean Investment Associates provides a full range of investment advisory services and currently has over $1.5 billion of assets under management.

     The portfolio is managed by John C. Riazzi, CFA. Mr. Riazzi joined Dean in March of 1989. From 1989 through January, 1992, Mr. Riazzi was manager of Dean's Client Services and Trading Operations. From January, 1992 to August, 1993, his role expanded to include Assistant Manager of Consulting Services and Institutional Portfolio Manager. In August, 1993, Mr. Riazzi was promoted to Vice President, Director of Consulting Services, and was made a member of Dean's Central Investment Committee. In October, 1999, he was promoted to Senior Vice President responsible for Dean's Portfolio Management Group. In March 2000 he was promoted to President and CIO. He received a B.A. with honors in Economics from Kenyon College in 1985, was awarded the Chartered Financial Analyst designation in 1993, and has been a member of the Cincinnati Society of Financial Analysts since January, 1994. Prior to joining Dean, Mr. Riazzi spent four years in the commercial banking and brokerage industries.


The LifeStyle Portfolios


     Credit Suisse Asset Management, LLC ("CSAM") is located at 466 Lexington Avenue, New York, New York, 10017, and is a registered investment adviser with the SEC. CSAM is responsible for managing the growth-oriented equity and international equity portions of the LifeStyle portfolios. AUL manages the portfolios' investments in all other asset classes.

     CSAM is a wholly-owned subsidiary of Credit Suisse Group, one of the largest financial services companies in the world, and comprises the U.S. arm of Credit Suisse Group's Credit Suisse Asset Management division. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of December 31, 2000, Credit Suisse Asset Management had global assets under management of approximately $298 billion, of which approximately $93.7 billion was managed by CSAM.

     The portfolio manager for the growth-oriented equity portion of the LifeStyle portfolios is Eric N. Remole. Mr. Remole joined CSAM in 1997 as a Managing Director and Portfolio Manager and is responsible for the management of structured equity products. Mr. Remole began his career in 1978 as a systems analyst at Jaycor, Inc. He joined Bankers Trust in 1980 as an internal management consultant in securities operations. In 1984, he joined Citicorp Investment Management, Inc., Chancellor Capital Management, Inc.'s predecessor, and was appointed Managing Director in April of 1993. Mr. Remole received a B.A. from Dartmouth College in 1978 and a M.S. in Operations Research from Stanford University in 1981.

     The portfolio manager for the international equity portion of the LifeStyle portfolios is Steven Bleiberg. Mr. Bleiberg joined CSAM in 1991 as a Vice President on the management and research team for international equities, specializing in the application of quantitative techniques for risk control and security selection. Mr. Bleiberg manages the Japanese portion of certain CSAM international portfolios. He also contributes to the asset allocation process for certain international and global portfolios. Mr. Bleiberg spent two years as a portfolio manager at Matrix Capital Management, where he was responsible for all of the firm's active equity assets. Prior to Matrix, he spent 5 years at CSAM in the equity research department. He received a B.A. from Harvard University and an M.S. from the Sloan School of Management at MIT.

   Further Portfolio Information; Investments; Investment Strategies and Risks

Investments and Investment Strategies

     Many of the investment strategies and techniques described in this prospectus are discretionary, and portfolio managers can decide whether or not to use them at any particular time. Other techniques, strategies and investments may be made that are not part of a portfolio's principal investment strategy or strategies. The investment objectives of a portfolio may not be changed without the approval of the shareholders. However, a portfolio's investment policies may be changed by the fund's Board of Directors. All of the portfolios are diversified and will not concentrate their securities purchases in a particular industry or group of industries.

The Equity Portfolio

     The Equity portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. Using a bottom-up approach, the portfolio concentrates on companies which appear undervalued compared to the market and their own historic valuation levels. Both quantitative and qualitative tools are utilized focusing on a "value" based equity strategy.

     Important valuation criteria include price to sales, price to cash flow, price to adjusted earnings, profitability, and growth potential. The Portfolio also focuses on high quality companies that have been able to produce profits for shareholders over the long term. Other important considerations include management ability, insider ownership and industry position.

     In addition to extensive fundamental analysis, the adviser also uses technical analysis. Its purpose is not to make investment decisions, but rather to assist in the timing of trading decisions.

     When the adviser believes that financial, economic, or market conditions require a defensive strategy, the portfolio may buy more nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements and reverse repurchase agreements. To meet its secondary objective of current income, the portfolio may also buy and sell options on securities and securities indices, although it will do so only for purposes of trying to generate current income or to hedge portfolio risks, and not for speculative purposes.


The Bond portfolio

     The Bond portfolio may also invest in money market instruments and repurchase and reverse repurchase agreements. The Bond portfolio may invest in dollar-denominated foreign securities including corporate bonds or other debt securities that satisfy the portfolio's standards for quality.

The Money Market Portfolio

     The adviser determines whether a money market instrument has the required minimal credit risk under procedures adopted by the fund's Board of Directors. An instrument is of the highest quality when:

     *it is a U.S. Government security;
     *it (or a similar short-term obligation from the same issuer) is rated
          -in the highest rating category by two nationally recognized statistical rating organizations, or
          -if rated by only one such organization, if the Board ratifies or approves the purchase; or
     *it is not rated, but the adviser has determined the security to be of comparable quality and the purchase is approved or ratified by the Board.

If the rating of an instrument bought by the portfolio is lowered, the adviser will follow procedures approved by the Board of Directors to determine if the security still presents minimal credit risk. If it does not, it will be sold. Examples of money market instruments that may be bought by the portfolio include: U.S. Government securities, repurchase agreements that mature in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities, reverse repurchase agreements, certificates of deposit and other obligations of banks or depositories, debt securities, commercial paper, and variable amount floating rate notes and master notes.


The Managed Portfolio

     In pursuing its investment objective, the portfolio may engage in the writing of covered call and secured put options on equity and debt securities, and may purchase call options on debt securities. The portfolio may enter into repurchase agreements and reverse repurchase agreements.

The Tactical Asset Allocation Portfolio

     The principles by which the portfolio's sub-adviser makes its stock selection are based on "value investing" which attempts to preserve principal while seeking above average returns. The sub-adviser seeks to identify companies whose stocks are reasonably priced and that the sub-adviser believes will perform better than the current expectations over the next several years.

     The selection process starts with a "bottoms up" screening of the market to identify stocks that are statistically undervalued based on financial characteristics. This process, however, is balanced against a policy to preserve capital. The sub-adviser believes that investors' expectations and the company's operating performance ultimately determine which statistically "undervalued" stocks make good investments. The sub-adviser's research staff tries to evaluate stocks that appear likely to provide investors with positive surprises, while avoiding negative surprises, by taking into account projected future cash flows, earnings, and dividends. The sub-adviser's goal is to choose stocks which the market has undervalued based on an "over reaction" to perceived risks. A stock's fundamentals dominate the selection process. However, technical analysis is used to improve the timeliness of the sub-adviser's trading decisions.

     The portfolio may invest up to 25% of its total assets in equity securities of foreign issuers. It is anticipated that most of the portfolio's investments in securities of foreign issuers will be American Depositary Receipts (ADRs). See "Foreign Securities" in the SAI for a discussion of some of the risks involved in foreign investment.

     The portion of the portfolio not invested in equity securities, which varies, will be invested in debt obligations, including U.S. Government
securities,   investment-grade   corporate  bonds  and  debentures,   high-grade
commercial paper, convertible securities, and certificates of deposit. The portfolio may increase its investment in such securities when the sub-adviser determines that equity investment opportunities with desirable risk/reward characteristics are unavailable, or for temporary defensive purposes.

The LifeStyle Portfolios

     The LifeStyle portfolios are "strategic" rather than "tactical" allocation funds, which means that AUL and the sub-adviser do not try to time the market to identify the exact time when a major reallocation should be made. Instead, AUL and the sub-adviser utilize a longer-term "risk/return" approach in pursuing the portfolios' investment objectives.

     Within each asset class, each LifeStyle portfolio's holdings are invested across a diversified group of industries and issuers based upon AUL's and the sub-adviser's investment criteria. AUL and the sub-adviser regularly review each LifeStyle portfolio's investments and allocations and may make changes in the particular securities or in the asset mix (within the defined operating ranges) to favor investments that it believes will help achieve a portfolio's objective.

     The LifeStyle portfolios invest directly in equities, bonds and money market instruments. In the future, each portfolio may seek its investment objective by investing primarily in other mutual funds and closed-end investment companies.

                                 General Risks

     Each portfolio, of course, is subject to the general risk that its investment objective or objectives will not be achieved, or that a portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the portfolios' investment strategies may subject them to a number of risks, including the following:

Market Risk

     Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the equities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. Portfolios that may invest primarily in equities, such as the Equity, Managed, Tactical Asset Allocation, Aggressive Investor and Moderate Investor portfolios may be particularly subject to the potential risks (and rewards) and volatility of investing in equities.

     The Tactical Asset Allocation portfolio and each LifeStyle portfolio may invest in equities issued by foreign companies. The equities of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, these portfolios may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the equities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries. Each LifeStyle portfolio may invest in this type of issuer.

     The adviser and/or sub-adviser of the Tactical Asset Allocation tries to manage market risk by primarily investing in relatively large capitalization "value" equities. Equities of larger companies tend to be less volatile than those of smaller companies, and value equities in theory limit downside risk because they are underpriced. Of course, the adviser's or sub-adviser's success in moderating market risk cannot be assured. In addition, these portfolios may produce more modest gains than equity funds with more aggressive investment profiles.

Interest Rate Risk

     Each portfolio may invest in debt securities and other types of fixed income securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks or other equity securities in which the portfolios invest. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth.

Credit Risk

     The portfolios'  investments,  and particularly  investments in convertible securities and debt securities, may be affected by the creditworthiness of issuers in which the portfolios invest. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of a portfolio's shares if it invests in the company's securities.

     The portfolios, except for the Money Market portfolio, may invest in lower rated debt obligations, and the Bond and Managed portfolios may invest in fixed income securities that are not "investment grade", which are commonly referred to as "junk bonds". To a greater extent than more highly rated securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. Lower rated securities may be especially susceptible to real or perceived adverse economic and competitive industry conditions. In addition, lower rated securities may be less liquid than higher quality investments. Reduced liquidity may prevent a portfolio from selling a security at the time and price that would be most beneficial to the portfolio.

     The adviser and sub-advisers attempt to reduce the credit risk associated with lower rated securities through diversification of portfolio investments, credit analysis of issuers in which the portfolios invest, and monitoring broad economic trends and corporate and legislative developments. However, there is no assurance that they will successfully or completely reduce credit risk.

     Please see the Statement of Additional Information for more detailed information about the portfolios, their investment strategies, and their risks.

Defensive Strategy

     If the adviser believes that economic or other market conditions, such as excessive volatility or sharp market declines, require taking a defensive position to preserve or maintain the assets of a portfolio, then a portfolio may purchase securities of a different type or types than it ordinarily would purchase, even if such purchases are contrary to the investment objective or objectives of a portfolio. Taking such a defensive position could prevent a portfolio from attaining its investment objectives, or cause it to miss out on some or all of an upswing in the securities market.

                              Legal Proceedings

     There are currently no legal proceedings involving the fund.


                                Diversification

     To comply with regulations under Section 817(h) of the Internal Revenue Code (the "Code"), each portfolio will be required to diversify its investments. Generally, to meet the requirements, on the last day of each calendar quarter, no more than 55% of the total assets may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. All securities of a given issuer generally are regarded for this purpose as one investment and, in the case of U.S. Government securities, each U.S. Government agency or instrumentality is treated as a separate issuer. Other tax-related diversification requirements apply to each portfolio in connection with qualifying as a regulated investment company.

     Reference is made to the prospectus for the separate account or accounts that invest in the fund and/or the applicable contract for information regarding the federal income tax treatment of distributions to the separate account or accounts.

                       Purchase and Redemption of Shares

     As of the date of this prospectus, shares of the fund are offered only for purchase by one or more separate accounts of AUL to serve as an investment medium for the contracts issued by AUL. Shares of each portfolio may be offered in the future to separate accounts of other affiliated or unaffiliated insurance companies to serve as the underlying investments for variable life and annuity contracts. Owners of the contracts do not deal directly with the fund with respect to acquisition, redemption, or transfer of shares, and should refer to the contract (or certificate), or, if applicable, the prospectus for the separate account for information on allocation of premiums and on transfers of account value.

     Shares of a portfolio may be purchased or redeemed on any day that AUL is open for business. Shares of each portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by AUL at its home office, on behalf of a separate account. The separate accounts invest in shares of the fund in accordance with allocation instructions received from owners and participants of the contracts offered by AUL. Redemptions will be effected by the separate accounts to meet obligations under the contracts. Redemptions are made at the per share net asset value next determined after receipt of the redemption request by AUL at its home office, on behalf of a separate account. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the fund (1) when the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings) or for any period during which trading is restricted; (2) because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of new assets not reasonably practicable; and (3) whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.

Net Asset Value

     The net asset value per share of each portfolio is determined by dividing the value of each portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4 p.m., Eastern Standard Time (EST). The determination may be made earlier than 4 p.m. EST if the NYSE closes earlier than 4 p.m. EST and it is possible to determine the net asset value at that time. Net asset value will not be determined on days that the NYSE is closed, on any federal holidays or on days when AUL is not open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day. The value of the assets of each portfolio other than the Money Market portfolio is based on their market prices, with special provisions for assets not having readily available market quotations and for short-term debt securities.

     The net asset value per share of each portfolio, except the Money Market portfolio, will fluctuate in response to changes in market conditions and other factors. The Money Market portfolio will attempt to maintain a constant net asset value per share of $1.00, which will not fluctuate in response to changes in market conditions, although there can be no assurance that this will be achieved. The Money Market portfolio attempts to maintain a constant net asset value per share by using the amortized cost method of valuation for its portfolio securities. This involves valuing a security at cost on the purchase date and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the SAI for a description of certain conditions and procedures followed by the portfolios in connection with amortized cost valuation.


                                    TAXATION

     Distributions of any net investment income and of any net realized short-term capital gains are treated as ordinary income for tax purposes in the hands of the shareholder (separate account). The excess of any net long-term capital gains over the short-term capital losses will, to the extent distributed, be treated as long-term capital gains in the hands of the separate account regardless of the length of time the separate account may have held the shares. Such income and capital gains distributions are automatically reinvested in additional shares of the portfolio unless the shareholder (separate account) elects otherwise. The purchase of shares of the fund has no direct effect on purchasers of the Contracts through the separate account.



                      STATEMENT OF ADDITIONAL INFORMATION

     The statement of additional information contains more specific information relating to the AUL American Series Fund, Inc.

     We have not authorized anyone to provide you with information that is different from the information in this prospectus. You should only rely on the information in this prospectus or in other information provided to you by us.


     There is a statement of additional information that has more information about the fund. The fund also files annual and semi-annual reports with the SEC. These reports provide more information about the fund's investments. The annual report also discusses market conditions and investment strategies that significantly affected the fund's performance in 2000.


     You may request a free copy of the statement of additional information or a copy of the annual or semi-annual reports by writing to us at One American Square, Indianapolis, Indiana 46282 or by calling us at (800) 249-6269. If you have other questions, call or write us.

     Information about the fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained by calling the SEC at (800) SEC-0330. Reports and other information is also available on the SEC's Internet site at http://www.sec.gov. Copies of this information can be ordered by writing the Public Reference Section of the SEC, Washington, D.C. 2054906009. The SEC will charge a duplicating fee for this service.

     The fund has filed a registration statement with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, that provides information about the fund's securities. This information is incorporated by reference.


     The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.


                         AUL AMERICAN SERIES FUND, INC.

                       Variable Life and Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS



                               Dated: May 1, 2001


Investment Company Filing No.:  811-05850

                       Statement of Additional Information
                         AUL American Series Fund, Inc.



                                   May 1, 2001


     This is a statement of additional information (sai) and not a prospectus. It contains more detailed information about the fund than the prospectus. You may request a free copy of the prospectus by writing to us at One American Square, Indianapolis, Indiana 46282 or by calling us at (800) 249-6269. The date of the current prospectus is May 1, 2001.

     The annual report of the fund for the year ending December 31, 2000, and the notes in the annual report are incorporated by reference in the statement of additional information. A free copy of the annual report may be obtained by writing or calling the fund at the address or telephone number given above.

A table of contents for this statement of additional information is found below.

                                TABLE OF CONTENTS

Description                                                                    Page
-----------                                                                    ----

Introduction................................................................     2
  The Fund..................................................................     2
Description of the Fund's Investments and the Investment Risks..............   2-3
  Description of Investments for the LifeStyle Portfolios...................     2
General Description of Securities and Investment Techniques.................  3-14
  U.S. Government Securities................................................     3
  Corporate Bonds and Debt Securities Generally.............................     3
  Mortgage-Related Securities...............................................     5
    GNMA Certificates.......................................................     5
    FNMA and FHLMC Obligations..............................................     6
    Collateralized Mortgage Obligations (CMOs)..............................     6
    Other Mortgage-Backed Securities........................................     6
    Risks of Mortgage-Related Securities....................................     7
  Repurchase Agreements.....................................................     7
  Reverse Repurchase Agreements.............................................     7
  Banking Industry and Savings Industry Obligations.........................     8
  Forward Foreign Currency Contracts........................................     8
  Options...................................................................     9
    Risks Associated with Options...........................................    10
  Futures Contracts.........................................................    10
    Limitations.............................................................    11
    Risks Associated with Futures...........................................    12
  Foreign Securities........................................................    12
    Risks of Foreign Securities.............................................    13
  Other Investment Companies................................................    13
  Zero Coupon and Step Coupon Securities....................................    13
  Illiquid and Restricted Securities........................................    14
  Lending of Portfolio Securities...........................................    14
Investment Restrictions..................................................... 14-15
Management of the Fund...................................................... 15-17
  Directors and Officers....................................................    15
  Compensation of Directors.................................................    16
  The Investment Adviser....................................................    16
  The Sub-Advisers..........................................................    17
Fund Expenses............................................................... 17-18
  General Expenses of the Fund..............................................    17
  Portfolio Expenses........................................................    18
  Organizational Expenses of the Portfolios.................................    18
Portfolio Transactions and Brokerage........................................ 18-19
  Brokerage and Research Services...........................................    18
  Portfolio Turnover........................................................    19
Performance Information..................................................... 20-21
Taxation....................................................................    21
  Federal Income Tax Status.................................................    21
Shareholder Information..................................................... 21-22
  Description of the Fund Shares............................................    21
  Voting Rights.............................................................    21
  Net Asset Value of the Fund Shares.  .....................................    22
  Purchases and Redemptions.................................................    22
  Custodian, Transfer Agent, and Dividend Disbursing Agent..................    22
  Independent Accountants...................................................    22
  Legal Counsel.............................................................    22
  Code of Ethics............................................................    22
 Financial Statements.......................................................    23
Appendix I..................................................................    23

                                  INTRODUCTION

     This statement of additional information is designed to provide a more detailed discussion of certain securities and investment techniques which are described in the prospectus. This information is intended only for investors who have read the prospectus and are interested in a more detailed explanation of certain aspects of the fund's securities and investment techniques. Captions and defined terms in this statement of additional information generally correspond to like captions and terms in the prospectus.

                                    The Fund

     AUL American Series Fund, Inc. (the fund) is an open-end, diversified management investment company, commonly referred to as a mutual fund. It's eight portfolios are the:

AUL American Equity portfolio               AUL American Tactical Asset Allocation portfolio
AUL American Bond portfolio                 AUL American Conservative Investor portfolio
AUL American Money Market portfolio         AUL American Moderate Investor portfolio
AUL American Managed portfolio              AUL American Aggressive Investor portfolio


     Each portfolio has its own investment objectives, which are described in the prospectus.

     The fund was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company.

     As a "series" type of mutual fund, the fund issues shares of common stock relating to separate investment portfolios (portfolios). More portfolios may be added in the future. An interest in the fund is limited to the assets of the particular portfolio in which shares are held. Shareholders of each portfolio are entitled to a pro rata share of all dividends and distributions paid by the portfolio.

         Description of the Fund's Investments and the Investment Risks

Description of Investments for the LifeStyle Portfolios

Equity  Securities.  The  equity  portion  of each  LifeStyle  portfolio  may be invested in any type of domestic or foreign equity security, primarily common stocks, that meet certain standards of selection. In addition to investing in common stocks, the LifeStyle portfolios may invest in preferred stock, convertible preferred stock, convertible debt securities, warrants, depository receipts, and other securities believed to have equity characteristics. The equity portion of each portfolio may be diversified among small, medium and large companies. Both growth and value investment disciplines are normally utilized in managing the equity portion of each portfolio. The growth discipline attempts to identify companies whose earnings and revenue trends are believed by the sub-adviser to demonstrate, or have the prospects for demonstrating, accelerating earnings and revenues as compared to prior periods, competitors, or market expectations. The value investment discipline attempts to identify companies that are believed by AUL to be temporarily undervalued. It is believed that value investing tends to provide less volatile results over the long term.

Bonds. The bond portion of each LifeStyle portfolio may be invested in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obligations issued by U.S. or foreign corporations. The LifeStyle portfolios may also invest in mortgage-backed and other mortgage-related securities as described below under "Mortgage-Related Securities" and in other asset-backed securities. The bond portion of a portfolio may be diversified among the various types of fixed income investment categories described above. The sub-adviser's strategy is to actively manage the LifeStyle portfolio by investing the portfolio's assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

For the fixed income portion of its assets, each portfolio invests primarily in debt securities that, at the time of investment, are "investment grade." These include bonds rated BBB or better by S&P or Baa or better by Moody's or, if not rated, of equivalent quality in the judgment of AUL. See "Corporate Bonds and Debt Securities Generally" below for more information on debt securities. In addition, 30% of each portfolio's fixed income assets may be invested in "high yield" securities which are debt securities rated, at the time of investment, lower than Baa by Moody's or BBB by S&P or of equivalent quality as deemed by the adviser or the sub-adviser. "High Yield" bonds are not considered to be investment grade and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. See "Corporate Bonds and Debt Securities Generally" and Appendix I below for further information concerning bond ratings.

Money Market Instruments. The cash equivalent portion of a LifeStyle portfolio's securities may be invested in money market instruments (denominated in U.S. dollars or foreign currencies), including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. The LifeStyle portfolios may only invest in money market instruments that are rated AAA or A-1 by S&P, Aaa or P-1 by Moody's, or AAA or D-1 by Fitch (formerly Duff & Phelps), or, if not rated, are of equivalent investment quality as determined by AUL.


Foreign Securities. Each of the portfolios may invest in the securities of foreign issuers. In determining the allocation of assets among U.S. and foreign issuers, AUL and the sub-adviser consider the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets. The Conservative Investor portfolio will generally invest not more than 20% of its assets in foreign securities; the Moderate Investor portfolio will generally invest not more than 30% of its assets in foreign securities; and the Aggressive Investor portfolio will generally invest not more than 35% of its assets in foreign securities. These percentages are measured at the time of investment.

The LifeStyle portfolios may make investments in foreign securities either directly or indirectly by purchasing depository receipts or depository shares of similar instruments ("depository receipts"). Depository receipts are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets. Subject to its investment objective and policies, each portfolio may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic securities purchased by each LifeStyle portfolio are also applicable to its foreign securities investments. The LifeStyle portfolios may also invest a portion of their international holdings in securities of issuers in emerging market (developing) countries. See "Foreign Securities" below for more information. In connection with investments in securities denominated in foreign currencies, AUL and the sub-adviser may seek to hedge all or a part of a portfolio's foreign currency exposure through the use of forward foreign currency contracts. See "Forward Foreign Currency Contracts" below.


          GENERAL DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

     All of the portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or obligations guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates). Direct obligations of the U.S. Government include a variety of Treasury securities which differ with respect to coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to 10 years, and Treasury bonds generally have a maturity of greater than 10 years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures). The payment of principal and interest of these securities is unconditionally guaranteed by the U.S. Government. They are thus of the highest credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates but, if held to maturity, the United States is directly obligated or guarantees to pay them in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor obligations guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are supported by the issuer's right to borrow from the U.S. Government; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farmers Financing Bank, Farmers Home Administration, Farm Credit Banks, and the Tennessee Valley Authority.


CORPORATE BONDS AND DEBT SECURITIES GENERALLY

     The Bond, Money Market, Managed, Tactical Asset Allocation, and the LifeStyle portfolios may invest in U.S. dollar or foreign currency-denominated corporate bonds or debt securities of domestic or foreign issuers, which may include, without limit, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. These instruments must meet the minimum ratings criteria set forth for the portfolio, or, if unrated, be deemed to be comparable in quality to corporate debt securities in which the portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     The investment return on a debt security reflects interest earnings and changes in the market value of the security. The market value of each portfolio's securities may be affected by, among other things, changes in interest rates, and the price of debt obligations will generally rise and fall inversely with interest rates. Longer term debt obligations will normally have greater price volatility than shorter term obligations.

     A debt security also presents the risk that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the same degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer-term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. In the event that ratings decline after the portfolio's investment in debt securities, the adviser or sub-adviser will consider all such factors as it deems relevant to the advisability of retaining such securities. See Appendix I below for further information concerning bond ratings.

     Among the corporate debt securities in which the portfolios may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a portfolio is called for redemption, the portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential.

     Certain portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investors Service, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories."

     The Bond portfolio may invest up to 10% of its assets, measured at the time of investment, the Managed portfolio may invest up to 10% of its fixed income assets, measured at the time of investment, and each of the LifeStyle portfolios may invest up to 30% of its fixed income assets, measured at the time of investment, in securities rated below investment grade. These securities are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. Debt securities rated lower than investment grade by either S&P or Moody's, but not the other, are not considered to be high yield securities for purposes of the portfolios' limits on investments in high yield securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the portfolios investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore, tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the portfolios could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks, as credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Accordingly, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the portfolio were investing in higher quality securities.

MORTGAGE-RELATED SECURITIES

     The Bond, Managed, Tactical Asset Allocation, and the LifeStyle portfolios, may invest in GNMA certificates, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") mortgage-backed obligations, and privately issued mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations.

GNMA Certificates

     Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage loans differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the refinancing, foreclosure or sale of the underlying residential property, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The Custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Obligations

     The Federal National Mortgage Association (FNMA), a federally-chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

     The Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in a pool of conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations (CMOs)

     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer acts as a conduit to allow loan originators (usually builders or savings and loan associations) to borrow against their loan portfolios.

     Certain classes of CMOs pay the holders only the interest paid on the underlying mortgages or mortgage pass-through securities ("interest-only class"). Other classes pay the holders only the principal paid on the underlying mortgages or mortgage pass-through securities ("principal-only class"). Interest-only and principal-only classes of CMOs purchased by a portfolio are currently considered to be illiquid securities subject to the 10% limitation on investment in illiquid securities. See "Investment Restrictions" in this SAI.

Other Mortgage-Backed Securities

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity). Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools, because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

     All portfolios that may buy mortgage-backed securities may purchase such securities without insurance or guarantees, if the adviser or sub-adviser determines that the securities meet a portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, the adviser and the sub-advisers will, consistent with a portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.

Risks of Mortgage-Related Securities

     In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience on the underlying pool of mortgages.


REPURCHASE AGREEMENTS

     All portfolios may invest in repurchase agreements. If a portfolio acquires a security from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the term of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. Such transactions afford an opportunity for a portfolio to maintain liquidity and earn income over periods of time as short as overnight.

     The underlying securities on repurchase agreements are ordinarily U.S. Government securities, but may be other securities in which the portfolio might otherwise invest. A portfolio will enter into repurchase agreements only if they are fully collateralized. The market value of the collateral, including accrued interest, will equal or exceed the repurchase price, and the collateral will be in the actual or constructive possession of the portfolio. Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The adviser or sub-adviser, as appropriate, will monitor the value of the underlying securities at the time a repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the portfolio. The adviser or sub-adviser will also evaluate the creditworthiness and financial responsibility of the banks and broker-dealers with which the portfolios enter into repurchase agreements.

     A portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities which are not readily marketable, would exceed applicable limits on the portfolio's investments in illiquid securities.

     A repurchase agreement subjects a portfolio to the risk of the inability of the seller to pay the repurchase price on the delivery date; however, the underlying security constitutes the collateral for the seller's obligation. In addition, a portfolio will enter into repurchase agreements only with parties that the adviser or sub-adviser considers creditworthy. In the event the seller does default, the portfolio may incur (1) a loss if the value of the collateral declines and (2) disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.


REVERSE REPURCHASE AGREEMENTS

     All of the portfolios may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of a security by a portfolio and its agreement to repurchase the instrument at a specified time and price.

     A portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the portfolio may decline below the repurchase price of the securities sold by the portfolio which it is obligated to repurchase.

     Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. A portfolio will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, a portfolio will limit its investments in such reverse repurchase agreements and other borrowings to no more than one-third of the current market value of the portfolio's total assets. The use of reverse repurchase agreements by a portfolio creates leverage which increases a portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

     A portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account consisting of U.S. Government securities or cash or cash equivalents equal to its obligations under reverse repurchase agreements.


BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     All portfolios may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&L").

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or S&L for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A portfolio will invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), consistent with applicable limits on its investments in illiquid securities.

     The portfolios will not invest in obligations issued by a commercial bank or S&L unless the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by S&P or Moody's, or, if the institution has no outstanding securities rated by S&P or Moody's, such institution, in the determination of the adviser or sub-adviser, has creditworthiness similar to institutions having outstanding securities so rated.

     The Money Market, Managed, Tactical Asset Allocation and LifeStyle portfolios may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and foreign banks. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;
(4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.


FORWARD FOREIGN CURRENCY CONTRACTS

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the portfolios.

     The Tactical Asset Allocation and LifeStyle portfolios may invest in forward foreign currency contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a portfolio if the value of the hedged currency increases. A portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the portfolio's investment or anticipated investment in securities denominated in foreign currencies. A portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Although forward foreign currency contracts typically will involve the purchase or sale of a foreign currency against the dollar, a portfolio also may purchase or sell one foreign currency forward against another foreign currency. A portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) (proxy) when exchange rates between the two currencies are positively correlated. There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin
American countries in which the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

     Under applicable tax law, the portfolios may be required to limit their gains from hedging in forward foreign currency contracts. Although the portfolios are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the marked-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the portfolios and could affect whether dividends paid by the portfolios are classified as capital gains or ordinary income. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated in a foreign currency. A portfolio will not speculate in forward foreign exchange.

     A portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency to "lock in" the U.S. dollar price of a security purchased or sold by a portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated in a foreign currency. A portfolio will not speculate in forward foreign exchange.

     Employing hedging strategies with forward currency contracts does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Forward foreign currency contracts involve some transactional expense for a portfolio. Although forward foreign currency contracts will be used primarily to protect a portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and a portfolio's total return could be adversely affected as a result.


OPTIONS

     In pursuing their investment objectives, the Equity, Bond, Managed, and LifeStyle portfolios may engage in the writing (i.e., selling) of call options ("calls") in furtherance of its respective investment objective or objectives if
(1) after any sale, not more than 25% of that portfolio's total assets are subject to calls; (2) the calls are traded on a domestic securities exchange or board of trade; and (3) the calls are "covered."

     The Equity, Bond, Managed and LifeStyle portfolios may also write put options ("puts") if (1) after any sale, the aggregate of the exercise prices of all outstanding puts written by the portfolio do not exceed 25% of the portfolio's total assets; (2) the puts are traded on a domestic securities exchange or board of trade; and (3) the puts are "secured." Each of these portfolios may purchase a put only in a closing purchase transaction to terminate an obligation on a put which it has written.

     A portfolio may write calls and puts only if they are "covered" or "secured." In the case of a call on a security, the option is "covered" if the portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its Custodian) upon conversion or exchange of other securities held by the portfolio. A put is secured if the portfolio maintains cash, cash equivalents or U.S. Government securities with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

     The Equity portfolio may purchase a call only in a closing purchase transaction to terminate its obligation on a call which it has written. The Bond, Managed, and LifeStyle portfolios may also purchase calls on securities to protect against substantial increases in prices of securities the portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A portfolio may sell calls it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call which is sold.

     An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the underlying security at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security (in the case of a call) upon payment of the exercise price or to pay the exercise price (in the case of a put) upon delivery of the underlying security.

     If an option written by a portfolio expires unexercised, the portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a portfolio expires unexercised, the portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration of a call, it may be closed out by an offsetting purchase of a call option of the same series (type, exchange, underlying security, exercise price and expiration).

     The principal factors affecting the market value of a call include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium received for an option written by a portfolio is recorded as a deferred credit. The value of the option is marked-to-market daily and is valued at the closing price on the exchange or board of trade on which it is traded, or, if no closing price is available, at the mean between the last bid and asked prices.


Risks  Associated  with Options

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a call option purchased by a portfolio is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the portfolio will lose its entire investment in the option.

     There can be no assurance that a liquid market will exist when a portfolio seeks to close out an option position. If a portfolio were unable to close out a covered call option it had written on a security due to trading restrictions or suspensions are imposed on the options markets, it would not be able to sell the underlying security. If a portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so. As a writer of a covered call option, a portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     Since option premiums paid or received by a portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying call options offers large amounts of leverage, which could result in the portfolios' net asset value being more sensitive to changes in the value of the underlying securities.


FUTURES CONTRACTS

     The Bond and Managed portfolio may invest in interest rate futures contracts which are standardized and traded on a U.S. exchange or board of trade. The LifeStyle portfolios may invest in interest rate and stock index futures contracts. These investments may be made solely for the purpose of hedging against changes in the value of a portfolio's securities or securities intended to be purchased due to anticipated changes in interest rates, market conditions, stock or currency prices and not for purposes of speculation. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

     The LifeStyle portfolios may also invest in futures contracts on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC"). Foreign exchanges generally are principal markets so that no common clearing facility exists, and a portfolio might be able to look only to the broker for performance of the contract. Amounts received for foreign futures may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. Trading in foreign futures contracts may not be afforded certain of the protective measures provided by U.S. law and regulation, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In addition, any profits that a portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

     As a hedging strategy, a portfolio might purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable a portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase of the market price of the long-term debt security which the portfolio intended to purchase in the future. A portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. Although other techniques could be used to reduce a portfolio's exposure to interest rate fluctuations, a portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts.

     The LifeStyle portfolios may purchase and sell stock index futures contracts to hedge their securities portfolios. A LifeStyle portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the portfolio's securities or an increase in the price of securities that the portfolio intends to acquire. For example, a LifeStyle portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the LifeStyle portfolio intends to sell. Similarly, to protect against a market advance when the LifeStyle portfolio is not fully invested in the securities market, the LifeStyle portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the portfolio intends to purchase.

     A portfolio will only enter into futures contracts which are standardized and traded on an exchange, board of trade, or similar entity. A portfolio will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the portfolio's total assets.

     If a purchase or sale of a futures contract is made by a portfolio, the portfolio is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a portfolio but is instead settlement between the portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each portfolio will mark-to-market its open futures positions.

     When purchasing a futures contract, a portfolio must maintain with its Custodian (or broker, if legally permitted) cash, U.S. Government securities, or other liquid high grade debt obligations (including any margin) equal to the market value of such contract. When writing a futures contract, a portfolio must maintain with its Custodian cash, U.S. Government securities, or other liquid high grade debt obligations that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a portfolio may "cover" its position by owning the instruments underlying the contract, or holding a call permitting the portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the portfolio (or at a higher price if the difference is maintained in liquid assets with its Custodian).

     Generally, under futures contracts obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month). If an offsetting purchase price is less than the original sale price, the portfolio realizes a capital gain, or if it is more, the portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the portfolio realizes a capital gain, or if it is less, the portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations

     A portfolio will not enter into a futures contract if, immediately thereafter, the initial margin deposits for futures contracts held by that portfolio would exceed 5% of the portfolios' total assets.

     A portfolio may not maintain open short positions in futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions.

     The fund will comply with certain regulations of the Commodity Futures Trading Commission, under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool," which require a portfolio to invest in futures contracts for bona fide hedging purposes, or alternatively, to set aside cash and short-term obligations with respect to long positions in a futures contract. Under these regulations, the "underlying commodity value" (the size of the contract multiplied by the daily settlement price of the contract) of each long position in a commodity futures contract in which a portfolio may invest may not at any time exceed the sum of:

(1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

(2) unrealized appreciation on the contract held by the broker; and

(3) cash proceeds from existing investments due in not more than 30 days.

     The fund reserves the right to engage in other types of futures transactions in the future and to use futures for other than hedging purposes to the extent permitted by regulatory authorities. If other types of futures contracts are traded in the future, a portfolio may also use such investment techniques, provided that the Board of Directors determines that their use is consistent with the portfolio's investment objective or objectives.

Risks Associated with Futures

     There are several risks associated with the use of futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities or currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for interest rate or stock index futures, including technical influences in futures trading, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries and creditworthiness of issuers. While a portfolio's hedging transactions may protect the portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A decision as to whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The successful use of futures is dependent on the adviser's or sub-adviser's ability to predict correctly movements in the direction of the stock market and no assurance can be given that the adviser's or sub-adviser's judgment in this respect will be correct.

     The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. If a hedging transaction is not successful, the portfolio might experience losses which it would not have incurred if it had not established futures positions.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a portfolio seeks to close out a futures position. When such a market does not exist, the portfolio remains obligated to meet margin requirements until the position is closed.


FOREIGN SECURITIES

     The Tactical Asset Allocation and the LifeStyle portfolios may purchase certain foreign securities and American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Securities of foreign issuers include debt securities of foreign governments and their agencies, when these securities meet applicable
standards  of  selection.   A  portfolio  may  concentrate  its  investments  in
securities of issuers of one or more foreign countries. The Tactical Asset Allocation portfolio may also invest up to 25% of its total assets in equity securities of foreign issuers. It is anticipated that most of the Tactical Asset Allocation portfolio's investments in securities of foreign issuers will be American Depositary Receipts (ADRs). The Equity portfolio may also invest in ADRs.

Risks of Foreign Securities

     Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns, fluctuating exchange rates and the possibility of imposition of exchange controls. Foreign securities may be subject to foreign government taxes which would reduce the income yield on such securities. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the U.S. Government, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of confiscatory taxation, or diplomatic developments which could affect investment in those countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by Dean Investment Associates or Credit Suisse under the supervision of the Board of Directors of the fund. If it should become necessary, a portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. Dean Investment Associates and Credit Suisse will consider these and other factors before investing in foreign securities.

     The LifeStyle portfolios may invest a portion of their international holdings in securities of issuers in emerging market (developing) countries. Investing in emerging market countries involves significantly higher risk than investing in countries with developed markets as a result of uncertainty regarding the companies and the markets in which they operate. Securities prices can be more volatile than in developed countries as a result of investor concerns regarding the stability of the government, internal economic pressures, and the impact of external economic factors. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.


OTHER INVESTMENT COMPANIES

     Each of the portfolios may invest in shares issued by other investment companies. The LifeStyle portfolios, subject to SEC approval, intend to invest an unlimited portion of their assets in other investment companies. The Tactical Asset Allocation portfolio may invest up to 10% of its total assets in money market funds, within limits imposed by the 1940 Act upon investment by the portfolio in other investment companies. If the forecasting models employed by the sub-adviser of the Tactical Asset Allocation portfolio predict a decline in the stock market, the sub-adviser expects to reduce equity exposure and increase the portfolio's cash position, including investment in money market funds. Except for the LifeStyle portfolios, a portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the portfolio's total assets in the investment company, or (3) invest more than 10% of the portfolio's total assets in all investment company holdings. As a shareholder in any investment company, a portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.


ZERO COUPON AND STEP COUPON SECURITIES

     The Bond, Managed, Tactical Asset Allocation, and the LifeStyle portfolios may invest in zero coupon, strips, and step coupon securities. Zero coupon and step coupon bonds do not make regular interest payments; instead they are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. Principal and accredit discount (representing interest accrued but not paid) are paid at maturity.
"Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The issuers of all zero coupon bonds, and the obligor of all "strips" purchased by the portfolio, will be the U.S. Government and its agencies or instrumentalities. The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

     Current Federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds.

     Generally, the market prices of zero coupon and step coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.


ILLIQUID AND RESTRICTED SECURITIES

     A portfolio may invest in an illiquid or restricted security if the adviser or sub-adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the security. Its illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a portfolio's liquidity. A portfolio may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a portfolio could realize upon disposition.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid, and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Equity, Bond, Money Market, Tactical Asset Allocation, and the LifeStyle portfolios may invest up to 10% of the total assets of the portfolio in illiquid securities, measured at the time of investment.


LENDING OF PORTFOLIO SECURITIES

     The portfolios may, from time to time, lend securities from their portfolios to brokers, dealers and financial institutions and receive as collateral cash or U.S. Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities. Such loans may not have terms longer than 30 days and will be terminable at any time. The portfolios may also pay reasonable fees to persons unaffiliated with the portfolios for services in arranging such loans.


                            Investment Restrictions

     Each portfolio's investment objective or objectives as set forth in the prospectus under "The Portfolios" together with the investment restrictions set forth below, are fundamental policies of each existing portfolio and may not be changed with respect to any portfolio without the approval of a majority of the outstanding voting shares of that portfolio. The vote of a majority of the outstanding voting shares of a portfolio means the vote at an annual or special meeting of the lesser of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting shares of such portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such portfolio. Under these restrictions, an existing portfolio may not:

(1) Invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

(2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

(3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply
(a) to U.S. Government securities (or repurchase agreements with respect thereto), and (b) with respect to the Money Market and Managed portfolios, to securities or obligations (other than commercial paper) issued by domestic branches of U.S. banks.

(4) Purchase or sell real estate, except that a portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests.

(5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a portfolio engaged in transactions in options and futures, and options on futures may make margin deposits in connection with those transactions.

(6) Issue senior securities, except insofar as a portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that portfolio's borrowing policies. For purposes of this investment restriction, the writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, and related options, are not deemed to be an issuance of a senior security.

(7) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a portfolio may be deemed to be an underwriter under the federal securities laws.

(8) Make short sales of securities, except short sales against the box.

(9) Borrow money or pledge, mortgage, or hypothecate its assets, except that a portfolio may (a) borrow from banks for temporary purposes, but any such borrowing is limited to an amount equal to 25% of a portfolio's net assets and a portfolio will not purchase additional securities while borrowing funds in excess of 5% of that portfolio's net assets; and (b) enter into reverse repurchase agreements and transactions in options, and interest rate futures contracts, stock index futures contracts, other futures contracts based on other financial instruments, and options on such futures contracts. For these purposes, the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, and options on futures contracts, will not be deemed to be pledges of a portfolio's assets.

(10) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the adviser are illiquid if, as a result of such investment, more than 10% of the total assets of the portfolio (taken at market value at the time of such investment) would be invested in such securities.

(11) Purchase or sell commodities or commodities contracts, except that any portfolio may engage in transactions in interest rate futures contracts, stock index futures contracts, and other futures contracts based on other financial instruments, and on options on such futures contracts.

     To the extent a portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined to be liquid in accordance with procedures adopted by the directors, equal in value to the amount of the portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the portfolio and therefore will not be subject to investment restriction no. 6.


                             Management of the Fund

Directors and Officers

     Information pertaining to the directors and officers of the fund is set forth below.


    Name, Position,                             Principal Occupation During
    and Age in 2001                                 the Past Five Years
    -----------------                           ---------------------------

    R. Stephen Radcliffe*, age 56               Executive Vice President, AUL
      Chairman of the Board & President           (2/1994 to Present)

    Dr. Ronald D. Anderson, age 62, Director    Professor: School of Business,
      Indiana University, Indianapolis            Indiana University,
      801 W. Michigan St.                         Indianapolis, Indiana
      Indianapolis, IN 46223

    Dr. Leslie Lenkowsky, age 55, Director      Professor: Indiana University
      Indiana University Center of Philanthropy   Center of Philanthropy
      550 W. North St., Suite 301                   (9/1997 to present)
      Indianapolis, IN 46202                      President, Hudson Institute
                                                    (6/1990 - 9/1997)

    Constance E. Lund*, age 47, Treasurer       Senior Vice President,
                                                  Corporate Finance, AUL
                                                    (1/2000 - present)
                                                  Vice President, Reporting and
                                                    Research, AUL (6/95-1/2000)

    James W. Murphy*, age 65                    Senior Vice President, AUL
      Vice President and Director                 (3/1979 - 4/2000)
      11800 Pebblepointe Pass
      Carmel, IN 46033

    James P. Shanahan, age 68                   Senior Vice President, Pension
      Director                                    Operations, AUL
      11103 Sloop Ct.                             (1/1984 - 1/1998)
      Indianapolis, IN  46236

    Richard A. Wacker*, age 53                  Associate General Counsel, AUL,
      Secretary                                   (10/92 to present)


*Because of their positions as stated above, Ms. Lund, Mr. Murphy, Mr. Radcliffe, and Mr. Wacker are "interested persons" of the fund, as defined in the 1940 Act. With the exception of Mr. Shanahan and Mr. Murphy, whose addresses are listed above, the business address for each of these individuals is One American Square, Indianapolis, Indiana 46282.

Compensation of Directors


     The fund pays those directors who are not officers or employees of AUL a fee of $4,500 per year plus $450.00 per board meeting attended. The fund also pays travel expenses incurred by all directors to attend Board meetings. During the fiscal year ended December 31, 2000, the fund paid fees aggregating $20,262 to all directors who are not "interested persons" of the fund. AUL pays all salaries, fees, and expenses of any officer or director of the fund who is an officer or employee of AUL. As of the end of the 2000 fiscal year, the officers and directors, as a group, have no interest in any contracts which would entitle them to give voting instructions for any portfolio.


The Investment Adviser

     American United Life Insurance Company(R) serves as adviser to the fund pursuant to an Investment Advisory agreement (the agreement) between it and the fund. The adviser is responsible for administering affairs of the fund and supervising the investment program for the portfolios in accordance with applicable laws and regulations. The adviser also furnishes to the Board of Directors, which has overall responsibility for the business and affairs of the fund, periodic reports on the investment performance of each portfolio.


     The agreement with the adviser, dated March 8, 1990, was originally approved by a majority of the fund's directors, including a majority of the directors who are not parties to the agreement or interested persons of any such party (the "independent directors"). Subsequently, on May 10, 1991, the agreement was approved by a majority of the fund's shareholders at a meeting called for the purpose of voting on the approval of the agreement. From year to year thereafter, the agreement will continue in effect, provided such continuance is approved at least annually by (1) the holders of a majority of the outstanding voting securities of the fund or by the Board and (2) a majority of the independent directors. The agreement will terminate automatically in the event of its assignment, and it may be terminated without penalty on sixty days' written notice by the Board, or pursuant to a majority vote, in accordance with the 1940 Act, of the persons entitled to vote in respect to the fund. The advisory agreement was last approved by the Board, including a majority of the independent directors, on March 28, 2001 for a one year period ending at the regularly scheduled meeting of the Board held in the first quarter of 2002, or if there is no regularly scheduled meeting of the Board held during the first quarter of 2002, then until the next regularly scheduled meeting of the Board of Directors held thereafter.


     At the fund's request, the adviser provides, without charge, personnel (who may be the fund's officers) to render certain clerical, accounting, administrative and other services to the fund as may be requested. Also, the adviser furnishes to the fund, without additional charge, such administrative and management supervision and office facilities (which may be the adviser's own offices) as the adviser may believe appropriate or as the fund may reasonably request. However, the fund may also hire its own employees and contract for services to be performed by third parties.


     The fund pays the adviser a fee for its services under the agreement based on an annual percentage of the average daily net assets of each portfolio. The fund pays the adviser a monthly fee at an annual rate of .50% of the average daily net assets for each of the Equity portfolio, Bond portfolio, and Managed portfolio; .40% for the Money Market portfolio; .80% for the Tactical Asset Allocation portfolio; and .70% for each of the LifeStyle portfolios. For the years ended December 31, 2000, 1999, and 1998, respectively, the adviser was entitled to receive (or did receive) the following advisory fees from the portfolios: $404,462, $470,603, and $447,358 from the Equity portfolio; $242,888, $255,839, and $209,661 from the Bond portfolio; $479,624, $428,207, and $332,382 from the Money Market portfolio;  $317,682,  $367,232, and $339,371 from the Managed portfolio; $35,271, $49,481, and $45,828 from the Tactical Asset Allocation portfolio. For the years ended December 31, 2000 and 1999, and for the period from the inception of the LifeStyle portfolios on March 31, 1998 through December 31, 1998, respectively, the adviser was entitled to receive (or did receive) the following advisory fees form the LifeStyle portfolios: $52,995, $45,498 and $29,203 from the Conservative Investor portfolio, $55,865, $51,681, and $30,065 from the Moderate Investor portfolio, and $56,120, $50,509 and $29,155 from the Aggressive Investor portfolio.

     As of December 31, 2000, the percentage of the outstanding voting shares owned by AUL and held in its general account were as follows: 5.91% of the Equity portfolio, 14.68% of the Tactical Asset Allocation portfolio, 62.23% of the Conservative Investor portfolio, 61.34% of the Moderate Investor portfolio, and 62.49% of the Aggressive Investor portfolio. As of the same date, the directors and officers of the fund, as a group, owned less than 1% of the fund's shares or the shares of any portfolio.

     The adviser conducts a conventional life insurance, reinsurance, and annuity business, and manages pension and other accounts. As of December 31, 2000, the adviser had assets of $10,932,623,000 and had equity of $847,568,000. The adviser is registered with the SEC as an investment adviser. Such registration does not involve supervision by the SEC over investment advice.


The Sub-Advisers

     Dean Investment Associates, ("Dean") a division of C.H. Dean and Associates, Inc., serves as the sub-adviser for the Tactical Asset Allocation portfolio pursuant to a sub-advisory agreement dated May 15, 1995. The sub-advisory agreement initially was approved by the Board of Directors of the fund, including a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act) on May 12, 1995. Credit Suisse Asset Management, serves as the sub-adviser for the growth-oriented equity and foreign equity portions of each LifeStyle portfolio pursuant to a sub-advisory agreement which initially was approved by the Board of Directors of the fund, including a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act) on February 10, 1998. Both sub-advisory agreements were last approved by the Board of Directors of the fund, including a majority of the directors who are not parties to the agreement or "interested persons" of any such party, on March 28, 2001 for a one year period ending at the regularly scheduled meeting of the Board held in the first quarter of 2002, or if there is no regularly scheduled meeting of the Board held during the first quarter of 2002, then until the next regularly scheduled meeting of the Board of Directors held thereafter. The sub-advisory agreements provide that they will continue in effect from year to year thereafter if approved annually (a) by the Board of Directors of the fund or by a majority of the outstanding shares of the portfolio, and (b) by a majority of the directors who are not parties to such agreement or "interested persons" of any such party. The sub-advisory agreements may be terminated without penalty on 60 days' written notice at the option of the fund or AUL and upon six months' written notice at the option of Dean or Credit Suisse, and will terminate automatically in the event that the sub-advisory agreements are assigned. For its services, Dean receives fees from the adviser in the amount of (1) 68.75% of the advisory fees received by the adviser with respect to the Tactical Asset Allocation portfolio, minus (2) 50% of the amount of any excess expenses paid by the adviser on behalf of the portfolio pursuant to the expense guarantee. For the years ended December 31, 2000, 1999, and 1998, Dean was entitled to receive (or did receive) $24,134, $34,018, and $31,506 from the adviser. For its services, Credit Suisse also receives fees from the adviser as follows: (a) for domestic equity securities:
0.60% on the first $25 million of assets, 0.55% on the next $25 million of assets, 0.50% on the next $25 million of assets, and 0.45% thereafter, and (b) for international equities: 0.80% on the first $25 million of assets, 0.70% on the next $25 million of assets, and 0.60% thereafter. For the years ended December 31, 2000 and 1999, and for the period since March 31, 1998, the inception date of the LifeStyle portfolios to December 31, 1998, respectively, Credit Suisse was entitled to receive (or did receive) $48,971, $29,467, and $23,200 from the adviser.


     Subject to the supervision of the adviser and the fund's Board of Directors, each sub-adviser is responsible for the actual management of the portfolio or portion thereof, for which it serves as sub-adviser, and for making decisions to buy, sell, or hold any particular security, and it places orders to buy or sell securities on behalf of the portfolio. The sub-advisory agreements may be terminated by the sub-advisers by notifying AUL, or by AUL by notifying the fund's Board of Directors or by shareholder action. In the event that an agreement with a sub-adviser is terminated, AUL may assume portfolio management responsibilities.


                                 Fund Expenses

General Expenses of the Fund


     The fund is responsible for bearing all costs of its operations. Such costs include fees to the adviser, shareholder servicing costs, directors' fees and expenses, legal and auditing fees, custodian fees, registration fees, and others. Sub-advisory fees paid to Dean Investment Associates and Credit Suisse are borne by the adviser and not the portfolios. Fund expenses directly attributable to a portfolio are charged to that portfolio; other expenses are allocated proportionately among all the portfolios in relation to the net assets of each portfolio. The adviser has currently agreed to reduce its fee with respect to a portfolio to the extent necessary to prevent the portfolio's ordinary operating expenses from exceeding 1.0% of the portfolio's average daily net assets during the year. In the event that this fee arrangement is insufficient to prevent a portfolio's aggregate ordinary operating expenses from exceeding 1.0% of the portfolio's average daily net assets during the year, the adviser has further agreed to assume a portfolio's expenses to the extent necessary to limit such expenses to 1.0% of the portfolio's average daily net assets during the year. Ordinary operating expenses include the advisory fee but do not include interest, taxes, brokerage commissions and other transactional expenses and, if any, legal claims and liabilities, litigation costs and indemnification payments in connection with litigation, and other extraordinary expenses. If the adviser has reduced its fee with respect to a portfolio in any given year, in any of the next five succeeding years in which the portfolio's ordinary operating expenses do not exceed 1.0% of average daily net assets, the adviser's fee will be increased with respect to that portfolio by an amount equal to any prior fee reduction; provided that such fee increase does not cause the portfolio's expenses to exceed 1.0% of the portfolio's average daily net assets in that year. The adviser may terminate the policy of reducing its fee and/or assuming fund expenses upon 30 days written notice to the fund and such policy will be terminated automatically by the termination of the Investment Advisory agreement. During 2000, AUL reduced its advisory fee for the LifeStyle Portfolios.

Portfolio Expenses


     On December 31 of the years 2000 to 1991, the total expenses of each portfolio of the fund were the following percentages of average daily net assets for the periods shown. The Tactical Asset Allocation portfolio commenced operations July 31, 1995 and the LifeStyle portfolios commenced operations on March 31, 1998.


                               Money                   Tactical   Conservative    Moderate   Aggressive
Year     Equity      Bond      Market      Managed      Asset       Investor      Investor    Investor
----     ------      ----      ------      -------      -----     ------------    --------   ----------

2000     .64%       .65%       .53%         .64%         1.00%      1.00%         1.00%       1.00%
1999     .63%       .62%       .55%         .62%          .99%       .95%         1.00%        .96%
1998     .62%       .62%       .61%         .62%         1.00%       .95%(2)       .94%(2)     .95%(2)
1997     .66%       .67%       .66%         .67%         1.00%        N.A.          N.A.        N.A.
1996     .70%       .71%       .70%         .70%         1.00%        N.A.          N.A.        N.A.
1995     .70%       .70%       .73%         .70%         1.00%(1)     N.A.          N.A.        N.A.
1994     .73%       .73%       .75%         .73%          N.A.        N.A.          N.A.        N.A.
1993     .82%       .80%       .84%.        .81%          N.A.        N.A.          N.A.        N.A.
1992     .84%       .79%       .85%         .82%          N.A.        N.A.          N.A.        N.A.
1991     .80%       .71%       .85%         .94%          N.A.        N.A.          N.A.        N.A.


(1) Ratio calculated for period July 31, 1995 through December 31, 1995 on an annualized basis.

(2) Ratio calculated for period March 31, 1998 through December 31, 1998 on an annualized basis.


Organizational Expenses of the Portfolios



     Expenses incurred by the fund through June 30, 1998 in connection with the organization of the LifeStyle portfolios aggregated approximately $22,200. These costs have been deferred and amortized over a period of 5 years beginning with the commencement of operations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage and Research Services

     The portfolios generally pay a fee or incur an expense in connection with effecting transactions in securities. Transactions on national stock exchanges and other agency transactions involve the payment by a portfolio of brokerage commissions. Such commissions may be negotiable and may vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of fixed-income securities, most of which are traded in the over-the-counter markets, but the price paid by a portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     The adviser or sub-adviser for a portfolio places orders for the purchase and sale of portfolio securities and options for a portfolio through a substantial number of broker-dealers. In executing transactions, the adviser or sub-adviser will attempt to obtain the best execution for a portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In effecting purchases and sales of portfolio securities in transactions on national stock exchanges for the account of a portfolio, the adviser or sub-adviser may pay higher commission rates than the lowest available when the adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as described below. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or mark-up.

     Some securities considered for investment by the fund's portfolios may also be appropriate for other accounts served by the adviser or sub-adviser, including the adviser's or sub-adviser's general account. If a purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these accounts served by the adviser or sub-adviser is considered at or about the same time, it is the policy of AUL and each sub-adviser not to favor any one account or portfolio over another, and any purchase or sale orders executed contemporaneously are allocated at the average price and as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account or portfolio. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a particular portfolio transaction, it is believed that the procedure generally contributes to better overall execution of the fund's portfolio transactions. This allocation method, and the results of such allocations, are subject to periodic review by the fund's adviser, sub-advisers, and Board of Directors.

     For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the adviser or a sub-adviser may receive research services from many broker-dealers with which the adviser or sub-adviser places portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the adviser or sub-adviser in advising its various clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because the adviser, sub-advisers, and their affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the fund to pay a broker-dealer, which provides "brokerage and research services" (as defined in that Act) to the adviser or sub-adviser, an amount of disclosed commission for effecting a securities transaction in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction.


     During the fiscal years ended December 31, 2000, 1999, and 1998, respectively, brokerage commissions in the amount of $52,972, $68,708, and
$69,955  were  paid  for  transactions  in  the  Equity   portfolio,   brokerage
commissions in the amount of $24,459, $31,128, and $33,145 were paid for transactions involving the Managed portfolio, and brokerage commissions in the amount of $3,395, $10,310, and $5,390 were paid for transactions involving the Tactical Asset Allocation portfolio. During the fiscal years ended December 31, 2000, 1999 and 1998, for the LifeStyle portfolios, brokerage commissions in the amount of $1,616, $1,739 and $2,242 were paid for the Conservative Investor portfolio, $2,264, $1,935 and $3,366 were paid for the Moderate Investor portfolio, and $3,269, $3,130 and $4,490 were paid for the Aggressive Investor portfolio. There were no brokerage commissions paid for the Bond and Money Market portfolios during these periods. The aggregate dollar value of equity transactions (net of commissions and SEC charges) on which brokerage commissions were paid for the years ended December 31, 2000, 1999, and 1998, respectively, were as follows: $40,670,434, $44,548,721, and $49,594,782 for the Equity
portfolio, $18,795,266,  $20,118,575, and $22,812,949 for the Managed portfolio, and $1,429,152, $4,681,264, and $2,535,595 for the Tactical Asset Allocation portfolio. For the years ended December 31, 2000 and 1999 and for the period between March 31, 1998 and December 31, 1998, respectively, the aggregate dollar value of equity transactions (net of commissions and SEC charges) on which brokerage commissions were paid for the Conservative Investor Portfolio was $1,183,031, $853,481, and $1,580,061; for the Moderate Investor portfolio, $1,658,180, $1,461,850 and $2,217,696, and for the Aggressive Investor
portfolio,  $2,361,111,  $1,887,394 and  $3,093,859.  All of the  broker-dealers through which brokerage transactions were executed provided research services to AUL.



Portfolio Turnover

     For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the portfolio during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The turnover rate for each of the portfolios that had investment operations during the periods shown is listed in the section titled "Financial Highlights" in the prospectus.

     The turnover rate for each of the portfolios will vary from year to year, and, depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by a portfolio and ultimately by the portfolio's shareholders.


                            Performance Information

     The fund may, from time to time, include the yield and effective yield of the Money Market portfolio, the yield of the remaining portfolios, and the total return of all portfolios in advertisements or sales literature. Performance information for the portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the fund offers its shares.

     Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro rata share of portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

     "Effective yield" for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1)**365/7]-1


     For the 7-day period ended December 31, 2000, the current yield for the Money Market portfolio was 5.3349% and the effective yield was 5.4769%.


     Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD  =  2[(a-b/cd  + 1)**6 - 1]

where

     a = dividends and interests earned during the period,

     b = expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period.



     For the period ended December 31, 2000, the yield for the Equity portfolio was 1.22%; for the Bond portfolio, 6.93%; for the Managed portfolio, 3.31%; for the Tactical Asset Allocation portfolio, 2.89%; for the Conservative Investor portfolio, 4.36%; for the Moderate Investor portfolio, 2.88%; and for the Aggressive Investor portfolio, 1.61%.

     Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)**n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The average annual total return for each of the portfolios for the following periods ended December 31, 2000 was:

                                                                    Since
                                                                  Inception
                                   One       Five       Ten     (if less than
Portfolio                         Year      Years      Years      ten years)
---------                         ----      -----      ------   --------------


Equity                          17.69%      14.04%     14.13%       N.A.*
Bond                            10.77%       5.61%      7.50%       N.A.*
Money Market                     5.92%       4.96%      4.41%       N.A.*
Managed                         15.65%      10.93%     10.94%       N.A.*
Tactical Asset Allocation       12.29%       9.28%      N.A.        9.81%**
Conservative Investor            3.47%       N.A.       N.A.        5.49%***
Moderate Investor               (1.57%)      N.A.       N.A.        4.19%***
Aggressive Investor             (5.81%)      N.A.       N.A.        3.66%***


*   commenced operations April 10, 1990
**  commenced operations July 31, 1995
*** commenced operations March 31, 1998


     Performance information for a portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (1) the Standard & Poor's Index of 500 Common Stocks ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Lehman Brothers Aggregate Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporation Index, the Salomon High Yield Index, or other indices that measure performance of a pertinent group of securities; (2) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the portfolio. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Quotations of yield or total return for the fund will not take into account charges and deductions against any Separate Account or Accounts to which the fund shares are sold or charges and deductions against the life or annuity contracts issued by AUL.

     Performance information for any portfolio reflects only the performance of a hypothetical investment in the portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the portfolio's investment objectives and policies, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    Taxation

Federal Income Tax Status

     Each portfolio intends to qualify annually and elect to be treated as a regulated investment company under Sub-chapter M of the Internal Revenue Code (the "Code").

     To qualify as a regulated investment company, each portfolio must, among other things: (1) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (2) derive in each taxable year less than thirty percent (30%) of its gross income from the sale or other disposition of stocks, securities, and certain other assets held less than three months; (3) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least fifty percent (50%) of the market value of the portfolio's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies with such other securities any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the portfolio's total assets and ten percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (4) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year. Certain hedging transactions that may be undertaken by one or more portfolios may be limited by the requirements relating to a portfolio's status as a regulated investment company.

     As a regulated investment company, a portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each portfolio intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by a portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible four percent (4%) excise tax. To avoid the tax, a portfolio must distribute during each calendar year, (1) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. Each year, each portfolio will determine whether it may be subject to the calendar year distribution requirement. If a portfolio determines that it is subject to this distribution requirement, it intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid December 31 if it is declared by a portfolio in October, November, or December of the year and paid by the portfolio by January 31 of the following year. Such distributions will be taxable to shareholders in the year in which the distributions are declared, rather than the year in which the distributions are received.


                             Shareholder Information

Description of Fund Shares


     The fund was incorporated under the laws of Maryland on July 26, 1989. The capitalization of the fund consists of 600,000,000 authorized shares of common stock with a par value of $0.001 each with 20,000,000 unallocated shares. When issued, shares of the fund are fully paid, non-assessable, and freely transferable. The Board of Directors may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the fund's shareholders. Shares do not have preemptive rights or subscription rights. In liquidation of a portfolio of the fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that portfolio.



Voting Rights

     Shareholders of the fund are given certain voting rights. Each share of each portfolio will be given one vote, and each fractional share will be given a proportionate fractional vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Under the fund's charter, the fund is not required to hold annual meetings of shareholders to elect directors or for other purposes and it is not anticipated that the fund will hold shareholders' meetings unless required by law or the fund's charter. In this regard, the fund will be required to hold a meeting to elect directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the directors have been elected by the shareholders of the fund. In addition, the charter provides that the holders of not less than two-thirds of the outstanding shares of the fund may remove a person serving as director either by declaration in writing or at a meeting called for such purpose. The fund's shares do not have cumulative voting rights.

     In accordance with current law, it is anticipated that AUL will request voting instructions from owners or participants of any contracts that are funded by separate accounts that are registered investment companies under the 1940 Act and will vote shares in any such separate account attributable to the contracts in proportion to the voting instructions received. AUL may vote shares of any portfolio, if any, that it owns beneficially in its own discretion. In connection with the organization of the fund, AUL invested in shares of the portfolios to provide the initial capital. Thus, until a significant number of shares of the portfolios are sold in connection with contracts funded by registered separate accounts, AUL may control the portfolios. It is anticipated that AUL and one or more of its separate accounts will be the sole record shareholders of the fund.

Net Asset Value of the Fund's Shares

     As indicated under "Net Asset Value" in the prospectus, the fund's net asset value per share for the purpose of pricing purchase and redemption orders generally is determined at or about 4:00 P.M. eastern standard time, on each day the NYSE is open for trading. The determination may be made earlier than 4:00
P.M. EST if the NYSE closes earlier than 4:00 P.M. and it is possible to determine the net asset value at that time. Net asset value will not be determined on days that the NYSE is closed, on any federal holidays or on days when AUL is not open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

     The Money Market portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a money market security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the portfolio would receive if it sold the instrument. During such periods the yield to investors in the portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the Money Market portfolio to adhere to certain conditions in connection with using the amortized cost method of valuation. The portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity), and to invest only in securities determined by the adviser to be of the highest quality with minimal credit risks.

Purchases and Redemptions

     The fund may suspend the right of redemption of shares of any portfolio for any period: (a) during which the New York Stock Exchange (the "NYSE") is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (b) when the Securities and Exchange Commission (the "SEC") determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (c) as the SEC may by order permit for the protection of the security holders of the fund; or (d) at any other time when the fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Custodian, Transfer Agent, and Dividend Disbursing Agent

     The Bank of New York, New York, New York, serves as the fund's custodian and Dividend Dispursing Agent. AUL serves as the fund's Transfer Agent.

Independent Accountants

     PricewaterhouseCoopers LLP serves as independent accountants of the fund and performs certain accounting and auditing services for the fund.

Legal Counsel


     Dechert (formerly Dechert Price & Rhoads), Washington, D.C., has passed upon certain legal matters in connection with the shares offered by this prospectus, and also acts as outside counsel to the fund.



Code of Ethics

     The fund, the Advisor and the Distributor have adopted a Code of Ethics. Under the provisions of the Codes, personnel of the fund, the Advisor and the Distributor may not knowingly, within certain time periods, purchase or sell any security in which the fund may invest unless it is determined that, in view of the nature of and the market for, the security, such a purchase or sale will not affect the price paid or received by the fund for the security. Copies of these Codes of Ethics may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission. For more information about the Public Reference Room, call 1-202-942-8080. They are also available from the SEC's EDGAR database Information at http://www.sec.gov. Copies of the Codes can also be obtained, after payment of a fee for duplication, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.



                              Financial Statements


     The Financial Statements of the fund, as of December 31, 2000, including the Notes thereto, are incorporated by reference in the statement of additional information from the Annual Report of the fund as of December 31, 2000. The Financial Statements have been audited by PricewaterhouseCoopers LLP, the independent accountants for the fund. Management's Discussion and Analysis is contained in the fund's Annual Report, which is available without charge and may be obtained by writing to the fund at One American Square, Indianapolis, IN 46282 or by calling the fund at (800) 249-6269.

                                   APPENDIX I

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

CORPORATE BONDS

     Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by Standard & Poor's have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

COMMERCIAL PAPER

     The prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

     Commercial paper rated A by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (3) the issuer should have access to at least two additional channels of borrowing; (4) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (5) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

     We have not authorized anyone to provide you with information that is different from the information in this statement of additional information. You should only rely on the information in this statement of additional information or in the prospectus or in other information provided to you by us.


     There is a prospectus that has general information about the fund. The fund also files annual and semi-annual reports with the SEC. These reports provide more information about the fund's investments. The annual report also discusses market conditions and investment strategies that significantly affected the fund's performance in 2000.


     You may request a free copy of the prospectus or a copy of the annual or semi-annual reports by writing to us at One American Square, Indianapolis, Indiana 46282 or by calling us at (800) 249-6269. If you have other questions, call or write us.

     Information about the fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained by calling the SEC at (800) SEC-0330. Reports and other information is also available on the SEC's Internet site at http://www.sec.gov. Copies of this information can be ordered by writing the Public Reference Section of the SEC, Washington, D.C. 20549. The SEC will charge a duplicating fee for this service.

     The fund has filed a registration statement with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, that provides information about the fund's securities. This information is incorporated by reference.


     The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.




                         AUL AMERICAN SERIES FUND, INC.

                       Variable Life and Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                       Statement of Additional Information



                               Dated: May 1, 2001


Investment Company Filing No.:  811-05850

                            Part C: Other Information


--------------------------------------------------------------------------------
ITEM 23:  Exhibits
--------------------------------------------------------------------------------

  (a)(1)  Articles of Incorporation of Registrant.......................     (1)
  (a)(2)  Articles Supplementary of Registrant..........................  (1)(4)
  (b)     By-laws of Registrant.........................................     (1)
  (c)     Not applicable
  (d)(1)  Investment Advisory Contract and Addendums to Agreement
            between Registrant and American United Life Insurance
            Company and the Expense Limitation Agreement between
            Registrant and American United Life Insurance Company.......  (1)(2)
  (d)(2)  Sub-Advisory Agreement between American United Life
            Insurance Company and Dean Investment Associates............     (1)
  (d)(3)  Sub-Advisory Agreement between American United Life
            Insurance Company and BEA Associates (Credit Suisse
            Asset Management)...........................................     (1)
  (e)     Not applicable
  (f)     Not applicable
  (g)     Form of Custody Agreement between Registrant and Bank of
            New York, Fee Schedule, and Amendment(s)....................     (1)
  (h)     Form of Fund Accounting Agreement between Registrant
            and Bank of New York, Fee Schedule, and Amendment(s)........     (1)
  (i)     Opinion and Consent of Counsel................................     (1)
  (j)     Consent of Independent Accountants and Powers of Attorney.....     (4)
  (k)     Not applicable
  (l)     Not applicable
  (m)     Not applicable
  (n)     Financial Data Schedules......................................     (3)
  (o)     Reserved
  (p)     Code of Ethics................................................     (3)

(1) Filed in Registrant's Post Effective Amendment No. 11, Form N-1A, File No. 33-30156, on April 30, 1998.
(2) Filed in Registrant's Post Effective Amendment No. 13, Form N-1A, File No. 33-30156, on April 30, 1999.
(3) Filed in Registrant's Post Effective Amendment No. 14, Form N-1A, File No. 33-30156, on April 26, 2000.
(4) Filed in Registrant's Post Effective Amendment No. 15, Form N-1A, File No. 33-30156, on April 27, 2001.

--------------------------------------------------------------------------------
Item 24:  Persons Controlled by or Under Common Control with the Fund
--------------------------------------------------------------------------------


REGISTRANT, AUL AMERICAN SERIES FUND, INC. (the "Fund") (File No. 811-5850) was incorporated under the laws of Maryland on July 26, 1989 and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940. As a "series" type of mutual Fund, the Fund issues shares of common stock relating to separate investment portfolios. Substantially all of the Fund's shares were originally purchased by AUL in connection with the initial capitalization of the Fund. As of December 31, 2000, of the 400 million authorized shares, 380 million shares have been issued and allocated. Of these allocated shares, AUL owned 5.90% of the outstanding shares of the Fund's Equity portfolio, 0.00% of the Bond Portfolio, 0.00% of the Managed Portfolio, 0.00% of the Money Market Portfolio, 14.68% of the Fund's Tactical Asset Allocation Portfolio, 62.23% of the Fund's Conservative Investor Portfolio, 61.33% of the Fund's Moderate Investor Portfolio, and 62.49% of the Fund's Aggressive Investor Portfolio. AUL would, therefore, be able to control any issue submitted to the vote of shareholders of the Conservative, Moderate, and Aggressive Investor Portfolios.

AMERICAN UNITED MUTUAL INSURANCE HOLDING COMPANY ("AUMIHC") is an Indiana mutual insurance holding company which was formed under Indiana's mutual insurance holding company statute. There are no voting securities of any class for the holding company. This entity will own and control at least 51% of the stock of One America Financial Partners, Inc. Policyholder and membership rights, such as the right to vote in elections for the Board of Directors and certain rights upon liquidation or dissolution, which formerly existed at the level of American United Life Insurance Company, presently reside at the Mutual Holding Company level.

ONEAMERICA FINANCIAL PARTNERS, INC. ("OAFP") is a wholly owned subsidiary of the American United Mutual Insurance Holding Company and was formed under Indiana's mutual insurance holding company statute. Its formation was approved by the Commissioner of the Indiana Department of Insurance under orders dated September 27, 2000 and October 11, 2000. This entity, as a stock holding company, will own and control 100% of the stock of American United Life Insurance Company and may offer shares of its stock publicly or privately.

AMERICAN UNITED LIFE INSURANCE COMPANY ("AUL") (Broker Dealer No. 801-8074) is a stock insurance corporation and was acquired by One America Financial Partners, Inc. on December 17, 2000, following a favorable vote of its policyholders at a meeting called for the purpose of voting on the conversion/reorganization issue. The Company was originally organized as a mutual insurance company under the laws of the State of Indiana.

AUL AMERICAN UNIT TRUST (File No. 811-5929), AUL AMERICAN INDIVIDUAL UNIT TRUST (File No. 811-8536), and AUL AMERICAN INDIVIDUAL VARIABLE ANNUITY UNIT TRUST (File No. 811-9193), are separate accounts of AUL, organized for the purpose of the sale of group and individual variable annuity contracts, respectively.

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST (File No. 811-8311) is a separate account of AUL, organized for the purpose of the sale of individual variable life insurance products.

AMERICAN UNITED LIFE POOLED EQUITY FUND B (File No. 811-1571) is a separate account of AUL organized for the purpose of the sale of group variable annuity contracts. Effective 5/1/2000, the sale of accumulation units has been terminated under applicable contract provisions.

AUL EQUITY SALES CORP (Broker Dealer No. 801-56819) is a wholly owned subsidiary of AUL, organized under the laws of the State of Indiana in 1969 as a broker-dealer to market registered variable insurance products and mutual funds. As of December 31, 2000, 400 shares are issued and outstanding, all of which have been purchased and are owned by AUL.

STATE LIFE INSURANCE COMPANY ("State Life") is an Indiana domestic mutual insurance company without voting securities whose principal business is the sale of life insurance and annuity contracts. State Life became a part of the insurance holding company on September 23, 1994. Since the directors of the mutual holding company referred to in this Item also serve as the directors of State Life, this has been held by the Indiana Commissioner of Insurance to constitute an acquisition of control of State Life by American United Mutual Insurance Holding Company.

AMERICAN UNITED LIFE RE S.A. is an Argentinian corporation and was incorporated on October 8, 1999 for the primary purpose of pursuing reinsurance business in South and Central America. As of December 31, 2000, the total number of shares, at $1 par value each, that the corporation is authorized to issue is 50,000. As of December 31, 2000, 49,999 shares are issued and outstanding to AUL, and as required by local law, one share is issued and outstanding in the name of Charles D. Lineback. AUL may, therefore, be deemed to wholly own and control 100% of the stock of the corporation.

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Item 24: Persons Controlled by or Under Common Control with the Fund (Con't.)
--------------------------------------------------------------------------------

AUL REINSURANCE MANAGEMENT SERVICES, LLC ("RMS") is a limited liability company organized under the laws of Indiana on November 3, 1999. RMS is a reinsurance intermediary for certain catastrophic or pooled risks and AUL's affiliation with RMS allows it the opportunity to participate in this type of reinsurance business. RMS wholly owns these subsidiaries: AUL Reinsurance Management Services, Canada, Ltd.; AUL Reinsurance Management Services (Bermuda) Ltd.; and AUL Long Term Care Solutions, Inc.).

PIONEER MUTUAL LIFE INSURANCE COMPANY is a North Dakota domestic mutual insurance company whose principal business is the sale of life insurance and annuity contracts. Although not an affiliate at the present time, on November 10, 1998, Pioneer Mutual became a party to an agreement, whereby it will eventually become a part of the mutual holding company structure identified in this Item.

CNL FINANCIAL CORPORATION ("CNL") is a holding company organized under the laws of Georgia. CNL owns, directly or indirectly, five wholly owned subsidiaries which include two Georgia insurers, Cherokee National Life Insurance Company ("CNLI") and CNL / Insurance America, Inc. ("CIA") as well as CNL / Resource Marketing Corporation, a Georgia corporation, CNL Technology Group, Inc., a Georgia corporation, and Commodore National Reinsurance Company, Ltd., a Nevis corporation. On December 18, 2000, AUL acquired CNL and its affiliates in a transaction that was approved by the Georgia Commissioner of Insurance on December 8, 2000. CNLI markets credit life and credit disability coverages throughout the southeastern region of the United States, while CIA markets property and casualty insurance coverage in the same geographic area.

FIRST FINANCIAL REINSURANCE COMPANY, LTD ("First Financial"). First Financial is a Turks and Caicos Islands domestic insurance company whose business is the reinsurance of credit life and disability risks issued through a bank subsidiary of its parent, First Financial Corporation. On June 30, 1999, AUL invested $400,000 and received 1,300 shares of preferred stock in First Financial Reinsurance Company, LTD, until then a wholly-owned subsidiary of First Financial Corporation. As a result of the transaction, AUL has acquired a 20.6% equity interest in that company.

FOUNTAIN SQUARE INSURANCE COMPANY ("Fountain Square"). Fountain Square is an Arizona domestic insurance company whose business is the reinsurance of credit life and disability risks issued through its parent, Fifth-Third Bank Corp. On May 21, 1999, AUL invested $1,250,000 and received 26,000 shares of preferred stock in Fountain Square Life Insurance Company, until then a wholly-owned subsidiary of Fifth-Third Bank Corp. As a result of the transaction, AUL has acquired a 20.6% equity interest in that company.


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Item 25:  Indemnification
--------------------------------------------------------------------------------

Reference is made to Article VIII of the Registrant's Articles of Incorporation and to Article XI of the Registrant's By-laws, both of which are incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Articles of Incorporation, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

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ITEM 26:  Business and Other Connections of the Investment Adviser
--------------------------------------------------------------------------------

The business and other connections of Registrant's investment adviser are described in Part B of this Registrations Statement and in Item 25 above.

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ITEM 26:  Business and Other Connections of the Investment Adviser (Con't.)
--------------------------------------------------------------------------------

Information relating to the Adviser's officers and directors is provided herein.

                                     Positions and Offices with AUL
                                    and Principal Occupations During
Name and Address                          the Past Five Years
----------------                    -------------------------------

Jerry D. Semler*                   Chairman of the Board, President, and Chief Executive Officer
                                   (9/91-present); Chairman of the AUL Acquisition Committee;
                                   Chairman of the Board & CEO, The State Life Insurance Company
                                   (11/94-present); Jenn Foundation Board (5/92-12/96);
                                   Director, IWC Resources Corp.(4/96-present); Chairman of the
                                   Board, AUMIHC (12/00-present)



John R. Barton*                    Senior Vice President, Group Life & Health Division,
                                   (1/99-present); Director, AUL (12/00-present);
                                   Vice President, Group Operations, WAUSAU Insurance Co.
                                   (5/98-12/98); Consultant, Heron Management Group
                                   (4/97-5/98); President & Chief Executive Officer,
                                   The Epoch Group, L.C. (1/95-4/97)

William R. Brown*                  General Counsel & Secretary (1/85-present);
                                   Director, AUL (12/00-present); Director,
                                   NOLHGA Board (1/95-10/00); Secretary, State Life
                                   Insurance Company (11/94-present)


Catherine B. Husman*               Vice President and Chief Actuary (7/97-present);
                                   Vice President and Corporate Actuary (1/84-7/97)

Charles D. Lineback*               Senior Vice President, Reinsurance Division (12/87-present);
                                   Director, AUL (12/00-present); President & Chief Executive
                                   Officer, AUL RMS (11/99-present)

Constance E. Lund*                 Senior Vice President, Corporate Finance (1/00-present);
                                   Director, AUL, (12/00-present); Vice President, Reporting
                                   and Research (1/99-1/00); Assistant Vice President,
                                   Reporting & Research (5/95-1/99)

Dayton H. Molendorp*               Senior Vice President, Individual Division (9/99-present);
                                   Director, AUL, (12/00-present); Vice President, Individual
                                   Division (11/98-9/99); Vice President, Marketing, Individual
                                   Division (6/92-9/98)

R. Stephen Radcliffe*              Executive Vice President (8/94-present); Director, AUL,
                                   (2/91-present); Director, AUMIHC (12/00-present)

G. David Sapp*                     Senior Vice President, Investments (1/92-present);
                                   Director, AUL (12/00-present)

William L. Tindall*                Senior Vice President, Retirement Services (8/97 - present);
                                   Director, AUL (12/00-present); Senior Vice President, Pension
                                   Management Sales, Massachusetts Mutual Life Insurance Company
                                   (1993-8/97)

----------------------------------------------
*One American Square, Indianapolis, Indiana 46282


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ITEM 27: Principal Underwriters
--------------------------------------------------------------------------------

Not applicable.

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Item 28:  Location of Accounts and Records
--------------------------------------------------------------------------------

The Registrant and its Adviser maintain at the Fund's principal office located at One American Square, Indianapolis, Indiana, 46282, physical possession of each account, book or other document, and shareholder records as required by
Section 31(a) of the 1940 Act and rules thereunder. Certain records with respect to the Portfolios of the Fund may be kept by the Fund's custodian.

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Item 29:  Management Services
--------------------------------------------------------------------------------

There are no management-related service contracts not discussed in Part A or Part B.

--------------------------------------------------------------------------------
ITEM 30:  Undertakings
--------------------------------------------------------------------------------

Not applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement (Form N-1A) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis and the State of Indiana on this 27th day of April, 2001.


                                       AUL AMERICAN SERIES FUND, INC.


                                       ----------------------------------------
                                       By: R. Stephen Radcliffe*, President


/s/   Richard A. Wacker
-------------------------------------------

*By:  Richard A. Wacker as Attorney-in-fact


Date:  April 27, 2001



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                          Title                         Date
---------                          -----                         ----



---------------------------------  Chairman of the Board       April 27, 2001
R. Stephen Radcliffe*              and President (Chief
                                   Executive Officer)



---------------------------------  Director                    April 27, 2001
Ronald D. Anderson*



---------------------------------  Director                    April 27, 2001
Leslie Lenkowsky*



---------------------------------  Treasurer (Principal        April 27, 2001
Constance E. Lund*                 Financial and Accounting
                                   Officer)



---------------------------------  Director, Vice-President,   April 27, 2001
James W. Murphy*



---------------------------------  Director                    April 27, 2001
James P. Shanahan*



     /s/   Richard A. Wacker
     -------------------------------------

By:  Richard A. Wacker as Attorney-in-fact

Date: April 27, 2001

-

                                  EXHIBIT LIST
 Exhibit No.
in Form N1-A        Exhibit
  Item 23         Numbered As             Name of Exhibit
------------      -----------             ---------------


  Item 23(a)(2)    EX-99.A          Articles Supplementary

  Item 23(j)       EX-99.2N         Consent of Independent Accountants